NOVEMBER 4, 2005                                              JPMCC 2005-CIBC13

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                      STRUCTURAL AND COLLATERAL TERM SHEET
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                           --------------------------
                                 $2,204,476,000

                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                               SERIES 2005-CIBC13

                           --------------------------

                            JPMORGAN CHASE BANK, N.A.

                                    CIBC INC.

                              Mortgage Loan Sellers

JPMORGAN                                                     CIBC WORLD MARKETS
DEUTSCHE BANK SECURITIES                                                 NOMURA

The analysis in this report is based on information provided by JPMorgan Chase
Bank, N.A. and CIBC Inc. (the "Sellers"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein supersedes any previous such information delivered to you. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer and the Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials'
appropriateness in any particular context; or as to whether the Computational
Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of J.P. Morgan Securities Inc., CIBC World
Markets Corp., Deutsche Bank Securities Inc. and Nomura Securities
International, Inc. (the "Underwriters") or any of their affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

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                                  KEY FEATURES
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CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                         CIBC World Markets Corp.

CO-MANAGERS:             Deutsche Bank Securities Inc.
                         Nomura Securities International, Inc.

MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, N.A. (58.9%)
                         CIBC Inc. (41.1%)

MASTER SERVICER:         Midland Loan Services, Inc.

SPECIAL SERVICER:        LNR Partners, Inc.

TRUSTEE:                 Wells Fargo Bank, N.A.

RATING AGENCIES:         Moody's Investors Service, Inc.
                         Fitch, Inc.

PRICING DATE:            On or about November 15, 2005

CLOSING DATE:            On or about November 29, 2005

CUT-OFF DATE:            With respect to each mortgage loan, the related due
                         date of such mortgage loan in November 2005, or with
                         respect to those loans that were originated in October
                         2005 and have their first payment date in December
                         2005, November 1, 2005, or with respect to those
                         mortgage loans that were originated in November 2005
                         and have their first payment date in either December
                         2005 or January 2006, the origination date.

DISTRIBUTION DATE:       12th of each month, or if the 12th day is not a
                         business day, on the next succeeding business day,
                         beginning in December 2005

PAYMENT DELAY:           11 days and with respect to the Class A-2FL and
                         Class A-MFL Certificates, 0 days

TAX STATUS:              REMIC

ERISA CONSIDERATION:     The Offered Certificates are expected to be ERISA
                         eligible. Plan fiduciaries should note the additional
                         representations deemed to be made with respect to the
                         Class A-2FL and Class A-MFL Certificates because of the
                         swap contracts.

OPTIONAL TERMINATION:    1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:   $10,000 (in the case of the Class A-2FL and Class A-MFL
                         Certificates, $100,000 and in the case of the Class X-2
                         Certificates, $1,000,000)

SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

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                           COLLATERAL CHARACTERISTICS
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COLLATERAL CHARACTERISTICS                                          MORTGAGE LOANS         LOAN GROUP 1         LOAN GROUP 2
--------------------------------------------------------------   -------------------   -------------------   -----------------

INITIAL POOL BALANCE (IPB):                                         $2,800,902,043        $2,446,053,230         $354,848,813
NUMBER OF MORTGAGE LOANS:                                                      236                   191                   45
NUMBER OF MORTGAGED PROPERTIES:                                                281                   231                   50
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:                        $11,868,229           $12,806,561           $7,885,529
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                              $9,967,623           $10,588,975           $7,096,976
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                                5.3864                5.3793               5.4352
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                                     1.40x                 1.41x                1.30x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                           73.7%                 73.2%                77.5%
WEIGHTED AVERAGE MATURITY DATE LTV1:                                         66.5%                 66.1%                68.8%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(2):                110 months            109 months           112 months
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):                348 months            346 months           359 months
WEIGHTED AVERAGE SEASONING (MONTHS):                                       1 month               1 month              1 month
10 LARGEST MORTGAGE LOANS AS % OF IPB:                                       31.7%                 36.3%                59.1%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                                    11.8%                 11.1%                16.3%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                                     18.7%                 21.4%                 0.0%

1    Excludes the fully amortizing mortgage loans.

2    Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

3    Excludes mortgage loans that are interest only for the entire term.

                                     2 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

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                        APPROXIMATE SECURITIES STRUCTURE
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PUBLICLY OFFERED CLASSES
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             EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
 CLASS       (MOODY'S/ FITCH)          AMOUNT(1)       (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)        WINDOW(3)
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 A-1             Aaa/AAA             $ 83,742,000            30.000%                2.63             12/05 - 6/10
 A-2             Aaa/AAA             $180,146,000            30.000%                4.87             7/10 - 12/10
 A-2FL           Aaa/AAA             $200,000,000            30.000%                4.87             7/10 - 12/10
 A-3             Aaa/AAA             $231,403,000            30.000%                6.85             5/12 - 11/12
 A-4             Aaa/AAA             $771,561,000            30.000%                9.75            12/14 - 10/15
 A-SB            Aaa/AAA             $138,931,000            30.000%                6.91             6/10 - 12/14
 A-M             Aaa/AAA             $180,090,000            20.000%                9.95            10/15 - 11/15
 A-MFL           Aaa/AAA             $100,000,000            20.000%                9.95            10/15 - 11/15
 A-J             Aaa/AAA             $192,562,000            13.125%                9.96            11/15 - 12/15
 X-2             Aaa/AAA             $                        N/A                   N/A                   N/A
 B                Aa2/AA             $ 56,018,000            11.125%               10.04            12/15 - 12/15
 C               Aa3/AA-             $ 24,508,000            10.250%               10.04            12/15 - 12/15
 D                 A2/A              $ 45,515,000             8.625%               10.04            12/15 - 12/15
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PRIVATELY OFFERED CLASSES
-------------------------

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             EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
 CLASS       (MOODY'S/ FITCH)          AMOUNT(1)        (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)
--------------------------------------------------------------------------------------------------------------------

 X-1             Aaa/AAA            $2,800,902,043           N/A                    N/A                   N/A
 A-1A            Aaa/AAA            $  354,848,000         30.000%                  N/A                   N/A
 E                A3/A-             $   35,011,000          7.375%                  N/A                   N/A
 F              Baa1/BBB+           $   38,512,000          6.000%                  N/A                   N/A
 G               Baa2/BBB           $   31,511,000          4.875%                  N/A                   N/A
 H              Baa3/BBB-           $   35,011,000          3.625%                  N/A                   N/A
 J               Ba1/BB+            $   10,503,000          3.250%                  N/A                   N/A
 K                Ba2/BB            $   17,506,000          2.625%                  N/A                   N/A
 L               Ba3/BB-            $   10,503,000          2.250%                  N/A                   N/A
 M                B1/B+             $    7,003,000          2.000%                  N/A                   N/A
 N                 B2/B             $   10,503,000          1.625%                  N/A                   N/A
 P                B3/B-             $    7,002,000          1.375%                  N/A                   N/A
 NR               NR/NR             $   38,513,043           N/A                    N/A                   N/A
-------------------------------------------------------------------------------------------------------------------

1    Approximate, subject to a permitted variance of plus or minus 10%.

2    The credit support percentages set forth for Class A-1, Class A-2, Class
     A-2FL Class A-3, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate. Additionally, the credit support percentages set forth for Class A-M and Class A-MFL certificates are represented in the aggregate.

3    The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations--Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                     3 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

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                              STRUCTURAL OVERVIEW
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o    For the purposes of making distributions to the Class A-1, A-2, A-3, A-4,
     A-SB and A-1A Certificates and the Class A-2FL Regular Interest, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group
     1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3, A-4 and A-SB Certificates and the Class A-2FL
     Regular Interest will be based on amounts available relating to Loan Group
     1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o    Interest payments will be made concurrently to the Class A-1, A-2, A-3,
     A-4, A-SB and A-1A Certificates and the Class A-2FL Regular Interest (and
     the fixed interest payment on the Class A-2FL Regular Interest will be converted under a swap contract to a floating interest payment to the Class
     A-2FL Certificates as described in the prospectus supplement) (pro rata to the Class A-1, A-2, A-3, A-4 and A-SB Certificates and the Class A-2FL
     Regular Interest, from Loan Group 1, and to the Class A-1A Certificates from Loan Group 2, the foregoing classes, collectively, the "Class A
     Certificates"), the Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class
     X-1 and X-2 Certificates), interest will be paid to the Class A-M
     Certificates and Class A-MFL Regular Interest (and the fixed interest payment on the Class A-MFL Regular Interest will be converted under a swap contract to a floating interest payment to the Class A-MFL Certificates as described in the prospectus supplement), pro rata, and then, after payment of the principal distribution amount to such Classes, pro rata, interest will be paid sequentially to the Class A-J, B, C, D, E, F, G, H, J, K, L,
     M, N, P and NR Certificates.

o    The pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4,
     Class A-SB, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D,
     Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M,
     Class N, Class P and Class NR Certificates and the Class A-2FL and Class
     A-MFL Regular Interests will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii)
     above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o    The pass-through rate on the Class A-2FL and Class A-MFL Certificates will be based on LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2
     LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class
     A-2FL or Class A-MFL accrual period, as applicable. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-2FL or Class A-MFL Certificates, as applicable, may convert to a fixed rate (in the case of the Class A-MFL Certificates, subject to a cap at the weighted average of the net mortgage rates). See "Description of the Swap Contract--The Swap Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-2FL or
     Class A-MFL Certificates. See "Certain ERISA Considerations" in the
     prospectus supplement.

o    All Classes, (except for the Class A-2FL and the Class A-MFL Certificates),
     and the Class A-2FL and Class A-MFL Regular Interests will accrue interest on a 30/360 basis. The Class A-2FL and Class A-MFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class A-2FL or Class A-MFL Certificates, as applicable, converts to a fixed rate (in the case of the Class A-MFL Certificates, subject to a cap at the weighted average of the net mortgage rates), interest will accrue on a 30/360 basis.

o    Generally, the Class A-1, A-2, A-3, A-4 and A-SB Certificates and the Class
     A-2FL Regular Interest will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan
     Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class
     A-4 and Class A-SB Certificates has been reduced to zero. However, on any distribution date on which the certificate balance of the Class A-M
     Certificates through Class NR Certificates and the Class A-MFL Regular
     Interest have been reduced to zero, distributions of principal collected or advanced in respect of

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                                     4 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13
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     the mortgage loans will be distributed (without regard to loan group) to the Class A-1, A-2, A-3, A-4, A-SB and A-1A Certificates and the Class
     A-2FL Regular Interest on a pro rata basis. Principal with generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest sequential class designation until its certificate balance is reduced to zero (except that the Class A-SB
     Certificates are entitled to certain priority with respect to being paid down to their plan principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1, A-2, A-3,
     A-4, A-SB and A-1A Certificates and the Class A-2FL Regular Interest have been reduced to zero, principal payments will be paid to the Class A-M
     Certificates and Class A-MFL Regular Interest, pro rata, until the certificate balance for such classes have been reduced to zero and then sequentially to the Class A-J, B, C, D, E, F, G, H, J, K, L, M, N, P and NR
     Certificates, until the certificate balance for each such Class has been reduced to zero. The Class X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o    Losses will be borne by the Classes (other than the Class X-1 and X-2
     Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-J Certificates, then pro rata to the Class A-M
     Certificates and Class A-MFL Regular Interest, and then pro rata to the
     Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class A-1A
     Certificates and the Class A-2FL Regular Interest (without regard to loan groups or the Class A-SB planned principal balance).

o    Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates
     (other than the Class A-2FL and Class A-MFL Certificates and the Class X-2
     Certificates) and the Class A-2FL and Class A-MFL Regular Interests and the
     Class A-1A, E, F, G and H Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-2FL and the
     Class A-MFL Certificates and the Class X-2 Certificates) and the Class
     A-2FL and Class A-MFL Regular Interests and the Class A-1A, E, F, G and H
     Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4, A-SB and A-1A
     Certificates and the Class A-2FL Regular Interest) on each Distribution
     Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class
     X-1 Certificates). Any Yield Maintenance Charges payable to the Class A-2FL and A-MFL Regular Interests will be paid to the Swap Counterparty.

           Group Principal Paid to Class   (Pass-Through Rate on Class -- Discount Rate)
     YM  x ----------------------------- x ---------------------------------------------
   Charge   Group Total Principal Paid        (Mortgage Rate on Loan -- Discount Rate)

o    Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o    The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
     P&I Advance will be reduced in proportion to such adjustment.

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                                    5 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

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                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
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                                       CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                      NUMBER           PRINCIPAL         % OF          WA         WA UW
BALANCES                               OF LOANS           BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------------

 $940,000 - $2,999,999                        35      $   77,272,460         2.8%       71.6%      1.42x
 $3,000,000 - $3,999,999                      38         130,590,225         4.7        71.6%      1.47x
 $4,000,000 - $4,999,999                      24         106,043,859         3.8        71.6%      1.37x
 $5,000,000 - $6,999,999                      33         195,601,482         7.0        70.7%      1.35x
 $7,000,000 - $9,999,999                      36         299,984,164        10.7        72.3%      1.37x
 $10,000,000 - $14,999,999                    28         341,809,745        12.2        76.4%      1.33x
 $15,000,000 - $24,999,999                    21         419,360,086        15.0        75.4%      1.34x
 $25,000,000 - $49,999,999                    12         386,240,024        13.8        75.5%      1.30x
 $50,000,000 - $149,999,999                    7         491,600,000        17.6        71.6%      1.56x
 $150,000,000 - $180,900,000                   2         352,400,000        12.6        75.0%      1.44x
----------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                     236      $2,800,902,043       100.0%       73.7%      1.40x
----------------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:           $11,868,229
 AVERAGE BALANCE PER PROPERTY:       $ 9,967,623
----------------------------------------------------------------------------------------------------------

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                                          MORTGAGE INTEREST RATES
----------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL         % OF          WA         WA UW
RATES                             OF LOANS          BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------------

 4.8700% - 4.9999%                      14      $  140,774,033         5.0%        63.7%      1.92x
 5.0000% - 5.4999%                     158       2,010,368,586        71.8         74.7%      1.38x
 5.5000% - 5.9999%                      59         484,343,172        17.3         74.2%      1.34x
 6.0000% - 6.4900%                       5         165,416,253         5.9         68.7%      1.33x
----------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               236      $2,800,902,043       100.0%        73.7%      1.40x
----------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.3864%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                  ORIGINAL TERM TO MATURITY/ARD IN MONTHS
----------------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL              NUMBER         PRINCIPAL          % OF          WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS         BALANCE            IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------------

 60                                11      $  395,880,283         14.1%       75.0%       1.47x
 61 - 84                            9         283,810,000         10.1        70.9%       1.41x
 85 - 120                         197       1,945,641,478         69.5        74.3%       1.39x
 121 - 180                         17         147,224,345          5.3        68.0%       1.32x
 181 - 240                          2          28,345,938          1.0        75.0%       1.43x
----------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          236      $2,800,902,043        100.0%       73.7%       1.40x
----------------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:           111
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                        GEOGRAPHIC DISTRIBUTION(1)
----------------------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL        % OF        WA        WA UW
 GEOGRAPHIC LOCATION        PROPERTIES       BALANCE          IPB        LTV        DSCR
----------------------------------------------------------------------------------------------------------

 CALIFORNIA                38            $  560,618,000       20.0%      72.0%      1.36x
   CALIFORNIA SOUTH        33               455,922,315       16.3       71.1%      1.33x
   CALIFORNIA NORTH        5                104,695,685        3.7       75.9%      1.46x
 FLORIDA                   39               524,230,534       18.7       72.6%      1.51x
 NEW YORK                  31               226,045,371        8.1       72.9%      1.41x
 TEXAS                     27               192,201,412        6.9       71.9%      1.40x
 VIRGINIA                  8                124,328,824        4.4       76.4%      1.55x
 MARYLAND                  12               112,924,016        4.0       76.5%      1.37x
 OTHER                     126            1,060,553,887       37.9       75.1%      1.35x
----------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:   281           $2,800,902,043      100.0%      73.7%      1.40x
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                            UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL         % OF          WA         WA UW
 RANGE OF UW DSCRS            OF LOANS         BALANCE          IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------------

 1.14X - 1.19X(2)                  3       $   23,920,535        0.9%       70.3%        1.14x
 1.20X - 1.29X                   106        1,165,188,126       41.6        76.7%        1.23x
 1.30X - 1.39X                    41          580,232,301       20.7        71.4%        1.36x
 1.40X - 1.49X                    27          424,671,148       15.2        76.0%        1.47x
 1.50X - 1.69X                    41          411,618,000       14.7        73.1%        1.56x
 1.70X - 1.99X                    12          109,571,933        3.9        62.1%        1.78x
 2.00X - 2.99X                     5           82,400,000        2.9        56.5%        2.32x
 3.00X - 3.20X                     1            3,300,000        0.1        41.5%        3.20x
----------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         236       $2,800,902,043      100.0%       73.7%        1.40x
----------------------------------------------------------------------------------------------------------
 WA UW DSCR:                    1.40X
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                              REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
----------------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS        NUMBER         PRINCIPAL          % OF          WA         WA UW
TO MATURITY/ARD                OF LOANS         BALANCE            IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------------

 56 - 60                           11       $  395,880,283         14.1%       75.0%       1.47x
 61 - 84                            9          283,810,000         10.1        70.9%       1.41x
 85 - 120                         198        1,955,533,272         69.8        74.3%       1.39x
 121 - 180                         16          137,332,550          4.9        67.9%       1.33x
 181 - 240                          2           28,345,938          1.0        75.0%       1.43x
----------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          236       $2,800,902,043        100.0%       73.7%       1.40x
----------------------------------------------------------------------------------------------------------
 WA REMAINING TERM:               110
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                               PROPERTY TYPE DISTRIBUTION(1)
--------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF        PRINCIPAL          % OF         WA       WA UW
 PROPERTY TYPE                   SUB PROPERTY TYPE      PROPERTIES         BALANCE           IPB         LTV       DSCR
--------------------------------------------------------------------------------------------------------------------------

  OFFICE                     Suburban                         69      $   733,688,514        26.2%       75.0%      1.50x
                             CBD                               8          277,412,137         9.9        69.9%      1.44x
                              SUBTOTAL:                       77      $ 1,011,100,651        36.1%       73.6%      1.48x
--------------------------------------------------------------------------------------------------------------------------
  RETAIL                     Anchored                         43          494,385,807        17.7        75.0%      1.33x
                             Unanchored                       39          168,780,397         6.0        71.3%      1.38x
                             Shadow Anchored                  18           86,521,935         3.1        74.9%      1.29x
                             Theatre                           1           14,663,000         0.5        78.8%      1.25x
                              SUBTOTAL:                      101      $   764,351,140        27.3%       74.2%      1.34x
--------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY                Garden                           43      $   441,178,060        15.8%       77.2%      1.28x
                             Mid/High Rise                    17           46,150,340         1.6        75.8%      1.47x
                              SUBTOTAL:                       60      $   487,328,400        17.4%       77.0%      1.30x
--------------------------------------------------------------------------------------------------------------------------
  HOTEL                      Full Service                      3          214,000,000         7.6        68.7%      1.44x
                             Limited Service                   1            4,496,024         0.2        49.4%      1.38x
                              SUBTOTAL:                        4      $   218,496,024         7.8%       68.3%      1.44x
--------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                 Warehouse/Distribution           11          101,588,971         3.6        67.1%      1.56x
                             Flex                             14           57,817,923         2.1        65.0%      1.52x
                              SUBTOTAL:                       25      $   159,406,894         5.7%       66.3%      1.55x
--------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING                                         8      $   135,399,928         4.8%       77.8%      1.26x
--------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE                                                 5      $    18,894,007         0.7%       68.8%      1.28x
--------------------------------------------------------------------------------------------------------------------------
  PARKING GARAGE                                               1      $     5,925,000         0.2%       75.0%      1.57x
--------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                    281      $ 2,800,902,043       100.0%       73.7%      1.40x
--------------------------------------------------------------------------------------------------------------------------

1    Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Structural and
     Collateral Term Sheet.

2    Includes 1 mortgage loan, identified as Loan No. 39 on Annex A-1 which represents approximately 0.6% of the aggregate principal balance as of the cut-off date. If the DSCR for such mortgage loan is calculated assuming the application of the $2,510,000 holdback in reduction of its cut-off-date principal balance the revised DSCR for such mortgage loan would be 1.34x.

                                    6 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------
RANGE OF ORIGINAL            NUMBER OF      PRINCIPAL       % OF        WA       WA UW
AMORTIZATION TERMS             LOANS         BALANCE        IPB        LTV       DSCR
------------------------------------------------------------------------------------------

 180 - 240                        9      $   63,475,902      3.0%      64.9%     1.38x
 241 - 300                       15         261,893,373     12.4       64.5%     1.48x
 301 - 330                        3          19,420,000      0.9       73.5%     1.55x
 331 - 360                      183       1,771,443,768     83.7       75.5%     1.32x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        210      $2,116,233,043    100.0%      73.8%     1.34x
------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:        348
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                            LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------
                                NUMBER OF      PRINCIPAL       % OF        WA       WA UW
 RANGE OF CUT-OFF LTVS            LOANS         BALANCE        IPB        LTV       DSCR
------------------------------------------------------------------------------------------

 27.8% - 50.0%                   7          $   25,976,972      0.9%     44.3%       1.78x
 50.1% - 60.0%                  17             185,588,122      6.6      56.9%       1.89x
 60.1% - 65.0%                  13             113,754,115      4.1      63.2%       1.56x
 65.1% - 70.0%                  27             473,363,759     16.9      68.0%       1.41x
 70.1% - 75.0%                  46             421,631,655     15.1      73.3%       1.38x
 75.1% - 80.0%                 126           1,580,587,420     56.4      78.8%       1.33x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       236          $2,800,902,043    100.0%     73.7%       1.40x
------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:   73.7%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                    AMORTIZATION TYPES
------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 AMORTIZED TYPES               LOANS         BALANCE          IPB        LTV       DSCR
------------------------------------------------------------------------------------------

 BALLOON LOANS
  Partial Interest-Only(4)          85   $ 1,154,693,795      41.2%      75.1%      1.31x
  Balloon(2),(5)                   119       910,886,482      32.5       72.6%      1.39x
  Interest-Only                     26       684,669,000      24.4       73.5%      1.57x
 SUBTOTAL                          230   $ 2,750,249,276      98.2%      73.9%     1.40X
------------------------------------------------------------------------------------------
 FULLY AMORTIZING                    6   $    50,652,767       1.8%      65.6%      1.34x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           236   $ 2,800,902,043     100.0%      73.7%      1.40x
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          PARTIAL INTEREST-ONLY PERIODS IN MONTHS
-------------------------------------------------------------------------------------------
RANGE OF PARTIAL INTEREST-      NUMBER OF       PRINCIPAL       % OF        WA      WA UW
ONLY PERIODS                      LOANS         BALANCE         IPB        LTV      DSCR
-------------------------------------------------------------------------------------------

 4 - 12                                7    $   61,091,795       5.3%      77.2%     1.24x
 13 - 24                              22       289,953,000      25.1       71.3%     1.37x
 25 - 36                              28       372,069,000      32.2       76.1%     1.30x
 37 - 48                               1         8,720,000       0.8       80.0%     1.65x
 49 - 60                              27       422,860,000      36.6       76.5%     1.27x
-------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:              85    $1,154,693,795     100.0%      75.1%     1.31x
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------
RANGE OF REMAINING            NUMBER OF      PRINCIPAL       % OF        WA       WA UW
AMORTIZATION TERMS              LOANS         BALANCE        IPB        LTV       DSCR
------------------------------------------------------------------------------------------

 178 - 240                           9    $   63,475,902      3.0%     64.9%       1.38x
 241 - 300                          15       261,893,373     12.4      64.5%       1.48x
 301 - 330                           3        19,420,000      0.9      73.5%       1.55x
 331 - 360                         183     1,771,443,768     83.7      75.5%       1.32x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           210    $2,116,233,043    100.0%     73.8%       1.34x
------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:          347
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                          LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
-----------------------------------------------------------------------------------------------------
                                        NUMBER OF      PRINCIPAL       % OF        WA       WA UW
RANGE OF MATURITY LTVS                    LOANS         BALANCE        IPB        LTV       DSCR
-----------------------------------------------------------------------------------------------------

 23.1% - 30.0%                                2     $    7,414,650      0.3%      41.3%      1.89x
 30.1% - 50.0%                               23        183,798,726      6.7       59.3%      1.63x
 50.1% - 60.0%                               35        252,655,335      9.2       64.6%      1.65x
 60.1% - 70.0%                              114      1,350,263,565     49.1       74.4%      1.34x
 70.1% - 80.0%                               56        956,117,000     34.8       78.6%      1.37x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                    230     $2,750,249,276    100.0%      73.9%      1.40x
-----------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE:        66.5%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(6), (7)
------------------------------------------------------------------------------------------
RANGE OF YEARS               NUMBER OF      PRINCIPAL       % OF        WA       WA UW
BUILT/RENOVATED             PROPERTIES       BALANCE        IPB        LTV       DSCR
------------------------------------------------------------------------------------------

 1909 - 1959                        11   $   30,941,000      1.1%      71.1%      1.64x
 1960 - 1969                         4       53,100,000      1.9       74.7%      1.31x
 1970 - 1979                        15      136,215,671      4.9       75.6%      1.32x
 1980 - 1989                        55      625,764,646     22.3       72.2%      1.40x
 1990 - 1999                        67      605,716,768     21.6       74.9%      1.37x
 2000 - 2005                       129    1,349,163,958     48.2       73.8%      1.42x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           281   $2,800,902,043    100.0%      73.7%      1.40x
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                      PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------
                                  NUMBER OF       PRINCIPAL        % OF        WA       WA UW
PREPAYMENT PROTECTION               LOANS         BALANCE          IPB        LTV       DSCR
------------------------------------------------------------------------------------------------

 DEFEASANCE                             215   $2,564,802,053       91.6%      74.2%      1.37x
 YIELD MAINTENANCE                       20      171,099,990        6.1       71.5%      1.45x
 DEFEASANCE/YIELD MAINTENANCE             1       65,000,000        2.3       58.8%      2.32x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                236   $2,800,902,043      100.0%      73.7%      1.40x
------------------------------------------------------------------------------------------------

1    Excludes loans that are interest-only for the entire term.

2    Excludes the mortgage loans that pay interest-only for a portion of their term.

3    Excludes the fully amortizing mortgage loans.

4    Includes 1 partial interest-only ARD loan representing approximately 0.4%
     of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

5    Includes 2 amortizing ARD loans representing approximately 1.0% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

6    Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

7    Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Structural and
     Collateral Term Sheet.

                                     7 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                  CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                   NUMBER OF        PRINCIPAL       % OF        WA       WA UW
BALANCES                               LOANS          BALANCE         IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 $1,395,716 - $2,999,999                   23     $   54,648,797       2.2%  69.4%      1.41x
 $3,000,000 - $3,999,999                   27         94,433,330       3.9   69.3%      1.48x
 $4,000,000 - $4,999,999                   23        101,643,859       4.2   73.5%      1.33x
 $5,000,000 - $6,999,999                   28        165,892,784       6.8   69.6%      1.37x
 $7,000,000 - $9,999,999                   31        257,952,384      10.5   71.8%      1.38x
 $10,000,000 - $14,999,999                 24        296,520,662      12.1   76.0%      1.34x
 $15,000,000 - $24,999,999                 17        339,711,414      13.9   74.4%      1.37x
 $25,000,000 - $49,999,999                  9        291,250,000      11.9   74.4%      1.32x
 $50,000,000 - $149,999,999                 7        491,600,000      20.1   71.6%      1.56x
 $150,000,000 - $180,900,000                2        352,400,000      14.4   75.0%      1.44x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                  191     $2,446,053,230     100.0%  73.2%      1.41x
--------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:        $12,806,561
 AVERAGE BALANCE PER PROPERTY:    $10,588,975
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                      MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE            NUMBER OF       PRINCIPAL       % OF        WA       WA UW
INTEREST RATES                 LOANS         BALANCE         IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 4.8785% - 4.9999%                  8    $  126,417,478       5.2%  62.1%      1.96x
 5.0000% - 5.4999%                128     1,765,051,351      72.2   74.3%      1.39x
 5.5000% - 5.9999%                 51       420,958,172      17.2   74.1%      1.35x
 6.0000% - 6.2400%                  4       133,626,229       5.5   66.3%      1.37x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          191    $2,446,053,230     100.0%  73.2%      1.41x
--------------------------------------------------------------------------------------------------
 WA INTEREST RATE:             5.3793%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                              ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO      NUMBER OF       PRINCIPAL        % OF        WA       WA UW
MATURITY/ARD                      LOANS         BALANCE          IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 60                                    9    $  387,065,449       15.8%  75.0%      1.47x
 61 - 84                               7       233,810,000        9.6   69.1%      1.44x
 85 - 120                            156     1,649,607,498       67.4   73.8%      1.40x
 121 - 180                            17       147,224,345        6.0   68.0%      1.32x
 181 - 240                             2        28,345,938        1.2   75.0%      1.43x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             191    $2,446,053,230      100.0%  73.2%      1.41x
--------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:              111
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                   GEOGRAPHIC DISTRIBUTION(1)
--------------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 GEOGRAPHIC LOCATION        PROPERTIES       BALANCE          IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 CALIFORNIA                         37   $  556,218,000       22.7%      72.4%      1.35x
  CALIFORNIA SOUTH                  32      451,522,315       18.5       71.5%      1.32x
  CALIFORNIA NORTH                   5      104,695,685        4.3       75.9%      1.46x
 FLORIDA                            32      508,854,889       20.8       72.4%      1.51x
 NEW YORK                           15      186,945,031        7.6       71.9%      1.40x
 TEXAS                              23      161,232,740        6.6       70.8%      1.42x
 OTHER                             124    1,032,802,570       42.2       74.6%      1.40x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           231   $2,446,053,230      100.0%      73.2%      1.41x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                       UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL       % OF        WA       WA UW
RANGE OF UW DSCRS              LOANS         BALANCE         IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 1.14X - 1.19X(2)                 3      $   23,920,535       1.0%  70.3%          1.14x
 1.20X - 1.29X                   87         930,530,647      38.0   76.1%          1.24x
 1.30X - 1.39X                   34         513,834,522      21.0   70.9%          1.37x
 1.40X - 1.69X                   50         786,895,593      32.2   74.4%          1.52x
 1.70X - 1.99X                   12         109,571,933       4.5   62.1%          1.78x
 2.00X - 2.99X                    4          78,000,000       3.2   58.1%          2.32x
 3.00X - 3.20X                    1           3,300,000       0.1   41.5%          3.20x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        191      $2,446,053,230     100.0%  73.2%          1.41x
--------------------------------------------------------------------------------------------------
 WA UW DSCR:                   1.41X
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS      NUMBER OF       PRINCIPAL        % OF        WA       WA UW
TO MATURITY                     LOANS         BALANCE          IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 56 - 60                           9      $  387,065,449       15.8%  75.0%          1.47x
 61 - 84                           7         233,810,000        9.6   69.1%          1.44x
 85 - 120                        157       1,659,499,293       67.8   73.7%          1.40x
 121 - 180                        16         137,332,550        5.6   67.9%          1.33x
 181 - 240                         2          28,345,938        1.2   75.0%          1.43x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         191      $2,446,053,230      100.0%  73.2%          1.41x
--------------------------------------------------------------------------------------------------
 WA REMAINING TERM:              109
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                            PROPERTY TYPE DISTRIBUTION(1)
--------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF        PRINCIPAL          % OF         WA       WA UW
 PROPERTY TYPE                   SUB PROPERTY TYPE      PROPERTIES         BALANCE           IPB         LTV       DSCR
--------------------------------------------------------------------------------------------------------------------------

  OFFICE                     Suburban                         69      $   733,688,514        30.0%       75.0%      1.50x
                             CBD                               8          277,412,137        11.3        69.9%      1.44x
                               SUBTOTAL:                      77      $ 1,011,100,651        41.3%       73.6%      1.48X
--------------------------------------------------------------------------------------------------------------------------
  RETAIL                     Anchored                         43          494,385,807        20.2        75.0%      1.33x
                             Unanchored                       39          168,780,397         6.9        71.3%      1.38x
                             Shadow Anchored                  18           86,521,935         3.5        74.9%      1.29x
                             Theatre                           1           14,663,000         0.6        78.8%      1.25x
                               SUBTOTAL:                     101      $   764,351,140        31.2%       74.2%      1.34X
--------------------------------------------------------------------------------------------------------------------------
  HOTEL                      Full Service                      3          214,000,000         8.7        68.7%      1.44x
                             Limited Service                   1            4,496,024         0.2        49.4%      1.38x
                               SUBTOTAL:                       4      $   218,496,024         8.9%       68.3%      1.44X
--------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                 Warehouse/Distribution           11          101,588,971         4.2        67.1%      1.56x
                             Flex                             14           57,817,923         2.4        65.0%      1.52x
                               SUBTOTAL:                      25      $   159,406,894         6.5%       66.3%      1.55X
--------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING                                         8      $   135,399,928         5.5%       77.8%      1.26x
--------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY                Garden                            9      $   127,979,587         5.2%       76.5%      1.30x
                             Mid/High Rise                     1            4,500,000         0.2        56.3%      1.43x
                               SUBTOTAL:                      10      $   132,479,587         5.4%       75.8%      1.31X
--------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE                                                 5      $    18,894,007         0.8%       68.8%      1.28x
--------------------------------------------------------------------------------------------------------------------------
  PARKING GARAGE                                               1      $     5,925,000         0.2%       75.0%      1.57x
--------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                    231      $ 2,446,053,230       100.0%       73.2%      1.41x
--------------------------------------------------------------------------------------------------------------------------

1    Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Structural and
     Collateral Term Sheet.

2    Includes 1 mortgage loan, identified as Loan No. 39 on Annex A-1 which represents approximately 0.7% of the aggregate principal balance of the mortgage loans in loan group 1 as of the cut-off date. If the DSCR for such mortgage loan is calculated assuming the application of the $2,510,000 holdback in reduction of its cut-off-date principal balance the revised
     DSCR for such mortgage loan would be 1.34x.

                                     8 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------
 RANGE OF ORIGINAL           NUMBER OF      PRINCIPAL       % OF        WA       WA UW
AMORTIZATION TERM              LOANS         BALANCE        IPB        LTV       DSCR
----------------------------------------------------------------------------------------

 180 - 240                         9     $   63,475,902      3.5%  64.9%          1.38x
 241 - 300                        14        256,893,373     14.3   64.4%          1.48x
 301 - 330                         3         19,420,000      1.1   73.5%          1.55x
 331 - 360                       153      1,453,638,955     81.1   75.0%          1.33x
----------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         179     $1,793,428,230    100.0%  73.1%          1.36x
----------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:         346
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE CUT-OFF DATE
-------------------------------------------------------------------------------------------
                                NUMBER OF      PRINCIPAL       % OF        WA       WA UW
 RANGE OF CUT-OFF LTVS            LOANS         BALANCE        IPB        LTV       DSCR
-------------------------------------------------------------------------------------------

 41.5% - 50.0%                        6     $   21,576,972      0.9%  47.7%      1.67x
 50.1% - 60.0%                       17        185,588,122      7.6   56.9%      1.89x
 60.1% - 65.0%                       12        105,754,115      4.3   63.4%      1.57x
 65.1% - 70.0%                       27        473,363,759     19.4   68.0%      1.41x
 70.1% - 75.0%                       39        394,851,822     16.1   73.4%      1.38x
 75.1% - 80.0%                       90      1,264,918,440     51.7   78.7%      1.34x
-------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            191     $2,446,053,230    100.0%  73.2%      1.41x
-------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:        73.2%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                     AMORTIZATION TYPES
-------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL         % OF        WA       WA UW
 AMORTIZED TYPES               LOANS          BALANCE          IPB        LTV       DSCR
-------------------------------------------------------------------------------------------

 BALLOON LOANS
  Partial Interest-Only(4)    70         $   986,057,795       40.3%      74.6%      1.31x
  Balloon(2),(5)             103             756,717,668       30.9       71.7%      1.41x
  Interest-Only               12             652,625,000       26.7       73.3%      1.57x
 SUBTOTAL                    185         $ 2,395,400,463       97.9%      73.3%      1.42X
-------------------------------------------------------------------------------------------
 FULLY AMORTIZING              6         $    50,652,767        2.1%      65.6%      1.34x
-------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     191         $ 2,446,053,230      100.0%      73.2%      1.41x
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                             PARTIAL INTEREST-ONLY PERIODS IN MONTHS
-------------------------------------------------------------------------------------------------
RANGE OF PARTIAL
INTEREST-ONLY                  NUMBER OF       PRINCIPAL        % OF          WA         WA UW
PERIODS                          LOANS          BALANCE         IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------

 4 - 12                            3         $ 18,791,795        1.9%        73.7%        1.22x
 13 - 24                          18          259,803,000       26.3         70.5%        1.39x
 25 - 36                          25          341,503,000       34.6         76.3%        1.30x
 37 - 48                           1            8,720,000        0.9         80.0%        1.65x
 49 - 60                          23          357,240,000       36.2         75.9%        1.27x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          70         $986,057,795      100.0%        74.6%        1.31x
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERM IN MONTHS(1)
-------------------------------------------------------------------------------------------
RANGE OF REMAINING            NUMBER OF      PRINCIPAL       % OF        WA       WA UW
AMORTIZATION TERMS              LOANS         BALANCE        IPB        LTV       DSCR
-------------------------------------------------------------------------------------------

 178 - 240                          9     $   63,475,902      3.5%  64.9%          1.38x
 241 - 300                         14        256,893,373     14.3   64.4%          1.48x
 301 - 330                          3         19,420,000      1.1   73.5%          1.55x
 331 - 360                        153      1,453,638,955     81.1   75.0%          1.33x
-------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          179     $1,793,428,230    100.0%  73.1%          1.36x
-------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:         345
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                         LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------------------------
                                        NUMBER OF      PRINCIPAL       % OF        WA       WA UW
 RANGE OF MATURITY LTVS                   LOANS         BALANCE        IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 26.7% - 30.0%                                1     $    3,014,650      0.1%  60.9%      1.24x
 30.1% - 50.0%                               23        183,798,726      7.7   59.3%      1.63x
 50.1% - 60.0%                               33        239,655,335     10.0   64.6%      1.67x
 60.1% - 70.0%                               92      1,124,998,752     47.0   73.6%      1.36x
 70.1% - 79.9%                               36        843,933,000     35.2   78.6%      1.37x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                    185     $2,395,400,463    100.0%  73.3%      1.42x
--------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE:        66.1%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                YEAR BUILT/RENOVATED(6),(7)
--------------------------------------------------------------------------------------------------
RANGE OF YEARS               NUMBER OF      PRINCIPAL       % OF        WA       WA UW
BUILT/RENOVATED             PROPERTIES       BALANCE        IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 1909 - 1959                        3    $   11,100,000      0.5%      59.5%      1.78x
 1960 - 1969                        2        45,200,000      1.8       79.1%      1.22x
 1970 - 1979                       13       122,195,671      5.0       75.1%      1.31x
 1980 - 1989                       51       586,419,813     24.0       72.1%      1.41x
 1990 - 1999                       57       540,203,434     22.1       74.4%      1.38x
 2000 - 2005                      105     1,140,934,312     46.6       72.9%      1.45x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          231    $2,446,053,230    100.0%      73.2%      1.41x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                   PREPAYMENT PROTECTION
--------------------------------------------------------------------------------------------------
                                  NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PREPAYMENT PROTECTION              LOANS         BALANCE          IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 DEFEASANCE                             173   $2,264,353,240       92.6%      73.8%      1.38x
 YIELD MAINTENANCE                       17      116,699,990        4.8       69.9%      1.49x
 DEFEASANCE/YIELD MAINTENANCE             1       65,000,000        2.7       58.8%      2.32x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                191   $2,446,053,230      100.0%      73.2%      1.41x
--------------------------------------------------------------------------------------------------

1    Excludes loans that are interest-only for the entire term.

2    Excludes the mortgage loans that pay interest-only for a portion of their term.

3    Excludes the fully amortizing mortgage loans.

4    Includes 1 partial interest-only ARD loan representing approximately 0.4%
     of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

5    Includes 2 amortizing ARD loans representing approximately 1.2% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

6    Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

7    Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Structural and
     Collateral Term Sheet.

                                     9 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                     CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                    NUMBER OF       PRINCIPAL        % OF          WA         WA UW
BALANCES                                LOANS          BALANCE         IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 $940,000 - $2,999,999                       12     $ 22,623,663        6.4%       76.9%        1.47x
 $3,000,000 - $3,999,999                     11       36,156,895       10.2        77.6%        1.43x
 $4,000,000 - $4,999,999                      1        4,400,000        1.2        27.8%        2.34x
 $5,000,000 - $6,999,999                      5       29,708,699        8.4        76.6%        1.26x
 $7,000,000 - $9,999,999                      5       42,031,779       11.8        75.2%        1.31x
 $10,000,000 - $14,999,999                    4       45,289,082       12.8        79.3%        1.29x
 $15,000,000 - $24,999,999                    4       79,648,672       22.4        79.4%        1.24x
 $25,000,000 - $33,200,000                    3       94,990,024       26.8        78.7%        1.22x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                     45     $354,848,813      100.0%       77.5%        1.30x
-------------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:           $7,885,529
 AVERAGE BALANCE PER PROPERTY:       $7,096,976
-------------------------------------------------------------------------------------------------------

                                        MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST        NUMBER OF       PRINCIPAL        % OF          WA         WA UW
RATES                               LOANS          BALANCE         IPB          LTV         DSCR
-----------------------------   ------------   --------------   ---------   ----------   ----------

 4.8700% - 4.9999%                       6      $ 14,356,555        4.0%       77.6%        1.53x
 5.0000% - 5.4999%                      30       245,317,235       69.1        77.9%        1.31x
 5.5000% - 6.4900%                       9        95,175,024       26.8        76.5%        1.23x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                45      $354,848,813      100.0%       77.5%        1.30x
-------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.4352%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                ORIGINAL TERM TO MATURITY/ARD IN MONTHS
-------------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO        NUMBER OF       PRINCIPAL         % OF          WA         WA UW
MATURITY/ARD                        LOANS          BALANCE          IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 60 - 84                               4        $ 58,814,834        16.6%        78.5%        1.28x
 85 - 120                             41         296,033,980        83.4         77.3%        1.30x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:              45        $354,848,813       100.0%        77.5%        1.30x
-------------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:              113
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                       GEOGRAPHIC DISTRIBUTION(1)
-------------------------------------------------------------------------------------------------------
                               NUMBER OF       PRINCIPAL         % OF          WA         WA UW
 GEOGRAPHIC LOCATION          PROPERTIES        BALANCE          IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 INDIANA                           4         $ 64,766,000        18.3%        78.4%        1.26x
 MARYLAND                          4           61,090,024        17.2         78.5%        1.24x
 ALABAMA                           2           50,000,000        14.1         79.2%        1.27x
 NEW YORK                         16           39,100,340        11.0         77.6%        1.49x
 TEXAS                             4           30,968,672         8.7         77.5%        1.27x
 OKLAHOMA                          1           24,000,000         6.8         80.0%        1.20x
 OTHER                            19           84,923,778        23.9         74.3%        1.33x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          50         $354,848,813       100.0%        77.5%        1.30x
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                          UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------------------------------
                               NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 RANGE OF UW DSCRS               LOANS          BALANCE           IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 1.20X - 1.39X                      26       $301,055,258         84.8%        78.3%        1.25x
 1.40X - 1.49X                       3         13,829,555          3.9         75.0%        1.41x
 1.50X - 1.99X                      15         35,564,000         10.0         77.7%        1.55x
 2.00X - 2.34X                       1          4,400,000          1.2         27.8%        2.34x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            45       $354,848,813        100.0%        77.5%        1.30x
-------------------------------------------------------------------------------------------------------
 WA UW DSCR:                      1.30x
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                            REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
-------------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS        NUMBER OF       PRINCIPAL        % OF          WA         WA UW
TO MATURITY                       LOANS          BALANCE         IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 59 - 60                             2        $  8,814,834        2.5%        74.4%        1.33x
 61 - 84                             2          50,000,000       14.1         79.2%        1.27x
 85 - 120                           41         296,033,980       83.4         77.3%        1.30x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            45        $354,848,813      100.0%        77.5%        1.30x
-------------------------------------------------------------------------------------------------------
 WA REMAINING TERM:                112
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            PROPERTY TYPE DISTRIBUTION(1)
-------------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF       PRINCIPAL        % OF         WA       WA UW
 PROPERTY TYPE                 SUB PROPERTY TYPE    PROPERTIES       BALANCE          IPB         LTV       DSCR
-------------------------------------------------------------------------------------------------------------------

  MULTIFAMILY                Garden                34             $313,198,473        88.3%       77.4%      1.27x
                             Mid/High Rise         16               41,650,340        11.7        77.9%      1.48x
-------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                          50             $354,848,813       100.0%       77.5%      1.30x
-------------------------------------------------------------------------------------------------------------------

1    Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Structural and
     Collateral Term Sheet.

                                    10 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                            ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------
RANGE OF ORIGINAL               NUMBER       PRINCIPAL        % OF          WA         WA UW
AMORTIZATION TERMS            OF LOANS        BALANCE         IPB          LTV         DSCR
----------------------------------------------------------------------------------------------

 300 - 330                         1       $  5,000,000        1.5%        70.7%        1.34x
 331 - 360                        30        317,804,813       98.5         77.6%        1.27x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          31       $322,804,813      100.0%        77.5%        1.27x
----------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:         359
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                  LTV RATIOS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------------
                                  NUMBER OF       PRINCIPAL        % OF          WA         WA UW
 RANGE OF CUT-OFF LTVS              LOANS          BALANCE         IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------

 27.8% - 50.0%                          1       $  4,400,000        1.2%        27.8%    2.34x
 50.1% - 65.0%                          1          8,000,000        2.3         61.1%    1.34x
 65.1% - 75.0%                          7         26,779,834        7.5         72.4%    1.35x
 75.1% - 80.0%                         36        315,668,980       89.0         79.0%    1.28x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               45       $354,848,813      100.0%        77.5%    1.30x
---------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:          77.5%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                        AMORTIZATION TYPES
--------------------------------------------------------------------------------------------------
                               NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 AMORTIZED TYPES                 LOANS          BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 BALLOON LOANS
  Partial Interest-Only      15              $168,636,000         47.5%        78.1%        1.27x
  Balloon2                   16               154,168,813         43.4         76.9%        1.27x
  Interest-Only              14                32,044,000          9.0         77.4%        1.56x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     45              $354,848,813        100.0%        77.5%        1.30x
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                               PARTIAL INTEREST-ONLY PERIODS IN MONTHS
---------------------------------------------------------------------------------------------------
RANGE OF PARTIAL               NUMBER OF       PRINCIPAL         % OF          WA         WA UW
INTEREST-ONLY PERIODS            LOANS          BALANCE          IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------

 12                                4         $ 42,300,000        25.1%        78.8%        1.25x
 13 - 24                           4           30,150,000        17.9         77.9%        1.24x
 25 - 36                           3           30,566,000        18.1         74.4%        1.35x
 37 - 60                           4           65,620,000        38.9         79.4%        1.27x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          15         $168,636,000       100.0%        78.1%        1.27x
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                              REMAINING AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------------------
RANGE OF REMAINING              NUMBER OF       PRINCIPAL        % OF          WA         WA UW
AMORTIZATION TERM                 LOANS          BALANCE         IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------

 300 - 330                           1        $  5,000,000        1.5%        70.7%        1.34x
 331 - 360                          30         317,804,813       98.5         77.6%        1.27x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            31        $322,804,813      100.0%        77.5%        1.27x
---------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:          359
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
---------------------------------------------------------------------------------------------------
                                        NUMBER OF     PRINCIPAL      % OF        WA       WA UW
 RANGE OF MATURITY LTVS                   LOANS        BALANCE       IPB        LTV       DSCR
---------------------------------------------------------------------------------------------------

 23.1% - 30.0%                                1     $  4,400,000      1.2%      27.8%     2.34x
 30.1% - 60.0%                                2       13,000,000      3.7       64.8%     1.34x
 60.1% - 70.0%                               22      225,264,813     63.5       78.5%     1.24x
 70.1% - 80.0%                               20      112,184,000     31.6       78.9%     1.37x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                     45     $354,848,813    100.0%      77.5%     1.30x
---------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE:        68.8%
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                     YEAR BUILT/RENOVATED(3),(4)
----------------------------------------------------------------------------------------------------
 RANGE OF YEARS                NUMBER OF       PRINCIPAL        % OF          WA         WA UW
BUILT/RENOVATED               PROPERTIES        BALANCE         IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 1909 - 1959                       8         $ 19,841,000        5.6%        77.6%        1.56x
 1960 - 1969                       2            7,900,000        2.2         50.0%        1.84x
 1970 - 1979                       2           14,020,000        4.0         80.0%        1.38x
 1980 - 1989                       4           39,344,834       11.1         73.8%        1.29x
 1990 - 1999                      10           65,513,334       18.5         78.7%        1.29x
 2000 - 2005                      24          208,229,646       58.7         78.7%        1.25x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          50         $354,848,813      100.0%        77.5%        1.30x
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                        PREPAYMENT PROTECTION
----------------------------------------------------------------------------------------------------
                               NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 PREPAYMENT PROTECTION           LOANS          BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 DEFEASANCE                       42         $300,448,813         84.7%        77.9%        1.29x
 YIELD MAINTENANCE                 3           54,400,000         15.3         75.1%        1.36x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          45         $354,848,813        100.0%        77.5%        1.30x
----------------------------------------------------------------------------------------------------

1    Excludes loans that are interest-only for the entire term.

2    Excludes the mortgage loans that pay interest-only for a portion of their term.

3    Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

4    Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Structural and
     Collateral Term Sheet.

                                    11 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                           TOP FIFTEEN MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                              CUT-OFF
 LOAN      LOAN NAME                               LOAN        DATE         % OF
SELLER(1) (LOCATION)                              GROUP      BALANCE        IPB
--------------------------------------------------------------------------------------------

 JPMCB    DRA -- CRT Portfolio I                   1     $180,900,000        6.5%
          (Various, Various)
 JPMCB    Mellon Bank Center                       1     $171,500,000        6.1%
          (Los Angeles, CA)
 CIBC     The Shore Club                           1     $115,000,000        4.1%
          (Miami Beach, FL)
 CIBC     Marriott Myrtle Beach                    1     $ 79,000,000        2.8%
          (Myrtle Beach, SC)
 JPMCB    270 Madison Avenue                       1     $ 65,000,000        2.3%
          (New York, NY)
--------------------------------------------------------------------------------------------
 JPMCB    Datran Center                            1     $ 65,000,000        2.3%
          (Miami, FL)
 CIBC     Jefferson Commons                        1     $ 56,500,000        2.0%
          (Newport News, VA)
 CIBC     Investcorp. Portfolio                    1     $ 56,100,000        2.0%
          (Various, PA)
 JPMCB    Casa Del Lago Mobile Home Park           1     $ 55,000,000        2.0%
          (San Jose, CA)
 JPMCB    1979 Marcus Avenue                       1     $ 42,800,000        1.5%
          (New Hyde Park, NY)
--------------------------------------------------------------------------------------------
 JPMCB    Swan Lake Mobile Home Park               1     $ 42,000,000        1.5%
          (Mira Loma, CA)
 JPMCB    Southport Shopping Center                1     $ 34,000,000        1.2%
          (Kenosha, WI)
 JPMCB    Dr. Pepper/7-Up Bottling Group, Inc.     1     $ 33,950,000        1.2%
          (Various, TX)
 JPMCB    Park Jefferson Apartments                2     $ 33,200,000        1.2%
          (South Bend, IN)
 JPMCB    The Lakes at West Covina                 1     $ 32,000,000        1.1%
          (West Covina, CA)
--------------------------------------------------------------------------------------------

                                        LOAN                CUT-OFF
 LOAN                    UNIT OF        PER         UW        LTV           PROPERTY
SELLER(1)     UNITS      MEASURE        UNIT       DSCR      RATIO            TYPE
--------------------------------------------------------------------------------------------

 JPMCB     1,470,476   Square Feet   $    123   1.49x      79.9%             Office
 JPMCB       703,382   Square Feet   $    244   1.39x      69.8%             Office
 CIBC            322      Rooms      $357,143   1.39x      65.3%             Hotel
 CIBC            405      Rooms      $195,062   1.48x      74.9%             Hotel
 JPMCB       256,543   Square Feet   $    253   1.53x      71.4%             Office
--------------------------------------------------------------------------------------------
 JPMCB       476,412   Square Feet   $    136   2.32x      58.8%             Office
 CIBC        272,226   Square Feet   $    208   1.52x      79.6%             Retail
 CIBC        640,969   Square Feet   $     88   1.53x      79.8%            Various
 JPMCB           618       Pads      $ 88,997   1.26x      79.1%      Manufactured Housing
 JPMCB       348,501   Square Feet   $    123   1.24x      75.8%             Office
--------------------------------------------------------------------------------------------
 JPMCB           717       Pads      $ 58,577   1.20x      79.8%      Manufactured Housing
 JPMCB       358,143   Square Feet   $     95   1.21x      75.2%             Retail
 JPMCB       721,947   Square Feet   $     47   1.71x      55.3%           Industrial
 JPMCB           758      Units      $ 43,799   1.20x      77.4%          Multifamily
 JPMCB       173,673   Square Feet   $    184   1.23x      78.0%             Office
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
   TOP 5 TOTAL/WEIGHTED AVERAGE    $  611,400,000        21.8%  1.45x      72.8%
   TOP 10 TOTAL/WEIGHTED AVERAGE   $  886,800,000        31.7%  1.50x      73.2%
   TOP 15 TOTAL/WEIGHTED AVERAGE   $1,061,950,000        37.9%  1.47x      73.2%
--------------------------------------------------------------------------------------------

1    "JPMCB" = JPMorgan Chase Bank; "CIBC = CIBC Inc.

                                    12 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    13 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              DRA-CRT PORTFOLIO I
--------------------------------------------------------------------------------

                    [4 PHOTOS OF DRA-CRT PORTFOLIO I OMITTED]

                                    14 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              DRA-CRT PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $180,900,000

CUT-OFF DATE PRINCIPAL BALANCE:        $180,900,000

% OF POOL BY IPB:                      6.5%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWERS:                             DRA CRT Charlotte University
                                       Center LP, DRA CRT Orlando
                                       University Center LLC, DRA CRT
                                       Baymeadows Center LLC, DRA
                                       Decoverly 15200 LLC

SPONSORS:                              DRA Advisors LLC
                                       Colonial Properties Trust

ORIGINATION DATE:                      09/27/05

INTEREST RATE:                         5.3460%

INTEREST ONLY PERIOD:                  60 months

MATURITY DATE:                         10/01/10

AMORTIZATION TYPE:                     Interest-Only

ORIGINAL AMORTIZATION:                 N/A

REMAINING AMORTIZATION:                N/A

CALL PROTECTION:                       L(24),Def(33),O(2)

CROSS COLLATERALIZATION:               Yes

LOCK BOX:                              Springing

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                     INITIAL                MONTHLY
                                       -----------------------------------------
TAXES(1):                              $        0              Springing
INSURANCE(1):                          $        0              Springing
CAP EX(2):                             $        0              $  12,640
TI/LC(3):                              $3,500,000              $       0
OTHER(4):                              $1,595,446              $       0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Portfolio

TITLE:                                 Fee

PROPERTY TYPE:                         Office -- Suburban

SQUARE FOOTAGE:                        1,470,476

LOCATION:                              Various

YEAR BUILT/RENOVATED:                  Various

OCCUPANCY:                             95.6%

OCCUPANCY DATE:                        09/01/05

NUMBER OF TENANTS:                     124

HISTORICAL NOI:

  2003:                                $15,502,781

  2004:                                $15,941,838

  TTM AS OF 07/31/05:                  $15,727,057

UW REVENUES:                           $24,653,579

UW EXPENSES:                           $8,630,904

UW NOI:                                $16,022,674

UW NET CASH FLOW:                      $14,590,655

APPRAISED VALUE:                       $226,310,000

APPRAISAL DATE:                        Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $123

CUT-OFF DATE LTV:                      79.9%

MATURITY DATE LTV:                     79.9%

UW DSCR:                               1.49x
--------------------------------------------------------------------------------

1    A tax and an insurance escrow will be triggered if the property's DSCR falls below 1.20x.

2    The borrower's monthly deposit into the replacement reserve escrow will increase to $22,736.45 during any period in which the property's Debt
     Service Coverage Ratio does not exceed 1.20x.

3    If disbursements are made from the initial rollover reserve deposit prior to June 30, 2007, borrower must deposit funds in the amount necessary to restore the rollover reserve escrow to its initial balance. Additionally, the borrower shall deposit an amount equal to $211,740.59 on the mortgage loan payment date following any period during which the property's Debt
     Service Coverage Ratio does not exceed 1.20x.

4    The borrower has delivered to the lender a free rent reserve letter of credit in the amount of $1,595,446 to cover the University of Phoenix free rent period.

                                    15 of 86

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               DRA-CRT PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY

                                              LOCATION                        SQUARE
 PROPERTY NAME                             (CITY, STATE)      YEAR BUILT      FEET
--------------------------------------- ------------------ -------------- ------------

 ORLANDO UNIVERSITY -- ROSEMONT             Orlando, FL        2001           64,011
 ORLANDO UNIVERSITY -- DOVER                Orlando, FL        2000           63,809
 ORLANDO UNIVERSITY -- GLENRIDGE            Orlando, FL        1999           72,825
 ORLANDO UNIVERSITY -- LAUREL               Orlando, FL        1988           93,312
 ORLANDO UNIVERSITY -- CRAGG                Orlando, FL        1988           87,546
 JACKSONVILLE BAYMEADOWS -- SUWANEE      Jacksonville, FL      1988           21,991
 JACKSONVILLE BAYMEADOWS -- DESOTO       Jacksonville, FL      1998          106,952
 JACKSONVILLE BAYMEADOWS -- NASSAU       Jacksonville, FL      1998           95,132
 JACKSONVILLE BAYMEADOWS -- GUNTI        Jacksonville, FL      1990          159,827
 JACKSONVILLE BAYMEADOWS -- OSBORN       Jacksonville, FL  1988 -- 1998      160,008
 JACKSONVILLE BAYMEADOWS -- HAMILTON     Jacksonville, FL      1990          102,859
 JACKSONVILLE BAYMEADOWS -- JACKSON      Jacksonville, FL      1989          104,526
 CHARLOTTE UNIVERSITY -- TWO RESOURCE      Charlotte, NC       1998           91,684
 CHARLOTTE UNIVERSITY -- ONE RESOURCE      Charlotte, NC       1997           91,207
 DECOVERLY -- DECOVERLY THREE              Rockville, MD       1989           77,040
 DECOVERLY -- DECOVERLY TWO                Rockville, MD       1987           77,747
--------------------------------------------------------------------------------------
 TOTAL                                                                     1,470,476
--------------------------------------------------------------------------------------

                                                                                          ALLOCATED
                                          OCCUPANCY                                         LOAN
 PROPERTY NAME                                %                  TOP TENANTS               AMOUNT
-----------------------------------------------------------------------------------------------------

 ORLANDO UNIVERSITY -- ROSEMONT              96.6%    Amica Mutual Insurance, Engle    $  9,142,000
                                                                  Homes
 ORLANDO UNIVERSITY -- DOVER                 90.1%      AT&T/GRC, FPMI Solutions          8,293,000
                                                                  Inc.
 ORLANDO UNIVERSITY -- GLENRIDGE             98.4%     US Govt. SSA, Health Direct        9,992,000
                                                                  Inc.
 ORLANDO UNIVERSITY -- LAUREL                90.3%      Zenith Insurance, Corvel         12,216,000
                                                            Healthcare Corp.
 ORLANDO UNIVERSITY -- CRAGG                 91.7%    Verizon Directories Sales --       12,057,000
                                                      West, Simultaneous Solutions
 JACKSONVILLE BAYMEADOWS -- SUWANEE          91.9%     Paychex, National Employee         2,097,600
                                                              Benefits Adm.
 JACKSONVILLE BAYMEADOWS -- DESOTO          100.0%     Washington Mutual Bank, US        13,554,000
                                                        Govt SS Hearings & Appeal
 JACKSONVILLE BAYMEADOWS -- NASSAU          100.0%      Blue Cross & Blue Shield         10,891,600
 JACKSONVILLE BAYMEADOWS -- GUNTI           100.0%       Citistreet (Wellspring)         19,443,600
 JACKSONVILLE BAYMEADOWS -- OSBORN          100.0%      Blue Cross & Blue Shield         17,910,700
 JACKSONVILLE BAYMEADOWS -- HAMILTON         82.9%            GMAC, Verizon              10,730,300
 JACKSONVILLE BAYMEADOWS -- JACKSON          99.4%     Check Solutions Co., Brooke       10,972,200
                                                            Equipment Company
 CHARLOTTE UNIVERSITY -- TWO RESOURCE        84.7%   Blue Cross & Blue Shield, Hull       9,300,000
                                                             & Company, Inc.
 CHARLOTTE UNIVERSITY -- ONE RESOURCE        97.5%     Huber Engineered Woods LLC,        9,300,000
                                                       Premiere Business Solution
                                                                  Inc.
 DECOVERLY -- DECOVERLY THREE                97.6%       Network Assoc., Spirent         11,929,000
                                                       Communications of Rockville
 DECOVERLY -- DECOVERLY TWO                 100.0%      Spirent Communications of        13,071,000
                                                                Rockville
-----------------------------------------------------------------------------------------------------
 TOTAL                                                                                 $180,900,000
-----------------------------------------------------------------------------------------------------

                                    16 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               DRA-CRT PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. DRA-CRT Portfolio I is a mortgage loan secured by a fee simple first mortgage interest in 16 office buildings located in four (4) markets (Charlotte,
North Carolina, Jacksonville, Florida, Rockville, Maryland, and Orlando,
Florida) comprising 1,470,476 square feet.

THE BORROWERS. The borrowers are special purpose entities owned by DRA Advisors
LLC and Colonial Properties Trust.

DRA Advisors LLC is a New York-based registered investment advisor specializing in real estate investment management services for institutional and private investors, which include pension funds, university endowments, foundations, and insurance companies. DRA Advisors LLC was founded in 1986 and currently manages approximately $3 billion in assets.

Colonial Properties Trust ("Colonial"), through its subsidiaries, owns a portfolio of multifamily, office and retail properties in the Sunbelt. As of
September 30, 2005, Colonial owns or manages 48,100 apartment units, 20.2 million square feet of office space and 13.6 million square feet of retail shopping space with a total market capitalization of approximately $5.5 billion.
Headquartered in Birmingham, Alabama, Colonial is listed on the New York Stock
Exchange under the symbol "CLP".

THE PROPERTIES AND MARKETS(1).

JACKSONVILLE BAYMEADOWS (JACKSONVILLE, FL) -- 7 PROPERTIES

The Jacksonville Baymeadows properties consist of seven Class B+ suburban office buildings, totaling approximately 751,295 square feet, located in the Butler
Corridor submarket 7 miles southeast of the Jacksonville central business district. The buildings were constructed between 1988 and 1998 and are 97.3%
occupied with major tenants as follows: Blue Cross & Blue Shield (351,206 square feet at $10.58 per square foot triple net expiring in March 2006, December 2006 and June 2008), and is rated (Baa1/BBB+) by Moody's/Fitch, Citistreet (159,827 square feet at $10.65 per square foot expiring in November 2012), which is a joint venture between CitiGroup (rated Aa1/AA+ by Moody's/Fitch) and State
Street Bank and Trust Company (rated Aa3/AA by Moody's/Fitch), and Washington
Mutual (80,005 square feet at $17.75 per square foot expiring in October 2008), which is rated A2/A by Moody's/Fitch.

The Butler Corridor submarket has a vacancy rate of 12.1%. The average asking rent for Class A space in the submarket is $18.65 per square foot, while the average asking rent for Class B space in the submarket is $15.20 per square foot versus the property's in-place rent of $12.56 per square foot ($16.09 per square foot gross).

ORLANDO UNIVERSITY (ORLANDO, FL) -- 5 PROPERTIES

The Orlando University properties consist of five Class A suburban office buildings, totaling approximately 383,816 square feet, located in the Orlando
East submarket 7 miles east of the Orlando central business district. The buildings were constructed between 1988 and 2001 and are 93.2% occupied with major tenants as follows: GSA (Social Security) (25,000 square feet at $18.48 per square foot expiring in April 2009), Zenith Insurance (24,690 square feet at
$14.20 per square foot expiring in July 2010) and SAIC (18,686 square feet at
$18.50 per square foot expiring in September 2007).

The Orlando East submarket has an overall vacancy rate of 14.3% and a Class A vacancy rate of 11.7%. The average asking rent for Class A space in the submarket is $19.68 per square foot versus the property's in-place rent of
$17.54 per square foot.

DECOVERLY (ROCKVILLE, MD) -- 2 PROPERTIES

The Decoverly properties consist of two suburban office buildings, totaling approximately 154,787 square feet, located in the North Rockville I-270 submarket 17 miles northwest of the Washington, DC central business district.
The two buildings were constructed in 1987 and are 98.8% leased with major tenants as follows: Spirent Communications (104,583 square feet at $23.84 per square foot expiring in August 2006), LXLU Network Associates (31,484 square feet at $27.04 per square foot expiring in July 2006) and Info Network Tech
(7,674 square feet at $21.0 per square foot expiring in July 2011).

The North Rockville I-270 submarket has a vacancy rate of 12.5%. The average asking rent in the submarket is $24.32 per square foot versus the property's in-place rent of $24.26 per square foot.

CHARLOTTE UNIVERSITY (CHARLOTTE, NC) -- 2 PROPERTIES

The Charlotte University properties consist of two Class A suburban office buildings, totaling 182,891 square feet, located in the University I-85 submarket 8 miles northeast of the Charlotte central business district. The two buildings were constructed in 1997 and are 91.1% occupied with major tenants as follows: Check Solutions (40,307 square feet at $18.58 per square foot expiring in January 2009), Brooke Equipment Co. (31,385 square feet at $17.00 per square foot expiring in June 2013) and University of Phoenix (22,497 square feet at
$18.77 per square foot expiring in November 2012).

The University I-85 submarket has a Class A vacancy rate of 27.9%. The average asking rent for Class A space in the submarket is $17.75 per square foot versus the property's in-place rent of $17.92 per square foot.

PROPERTY MANAGEMENT. The property manager of DRA-CRT Portfolio I is Colonial
Properties Trust, an affiliate of the borrower.

--------------------------------------------------------------------------------

1    Certain information was obtained from the DRA -- CRT Portfolio I appraisals dated August 15, 2005, August 16, 2005, August 19, 2005 and August 25,
     2005.

                                    17 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              DRA-CRT PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LEASE ROLLOVER SCHEDULE

                        NUMBER
                         OF           SQUARE
                       LEASES         FEET         % OF GLA       BASE RENT
      YEAR            EXPIRING      EXPIRING       EXPIRING       EXPIRING(1)
--------------------------------------------------------------------------------

 VACANT                N/A            64,145          4.4%           N/A
 2005 & MTM                5           7,880          0.5       $   146,200
 2006                     43         407,887         27.7         7,868,365
 2007                     22          90,343          6.1         1,735,763
 2008                     17         413,605         28.1         5,585,470
 2009                     11         102,315          7.0         1,896,444
 2010                     13          96,017          6.5         1,622,189
 2011                      4          61,496          4.2         1,130,144
 2012                      3         189,404         12.9         1,882,556
 2013                      1          31,385          2.1           533,545
 2014                      0               0          0.0                 0
 2015                      1           1,445          0.1            36,848
 AFTER                     4           4,554          0.3             5,808
--------------------------------------------------------------------------------
 TOTAL                   124       1,470,476        100.0%      $22,443,333
--------------------------------------------------------------------------------

                  % OF      CUMULATIVE    CUMULATIVE   CUMULATIVE   CUMULATIVE %
              BASE RENT       SQUARE       % OF GLA    BASE RENT      OF BASE
      YEAR     EXPIRING   FEET EXPIRING    EXPIRING     EXPIRING   RENT EXPIRING
--------------------------------------------------------------------------------

 VACANT          N/A           64,145         4.4%        N/A          N/A
 2005 & MTM       0.7%         72,025         4.9%    $   146,200        0.7%
 2006            35.1         479,912        32.6%    $ 8,014,565       35.7%
 2007             7.7         570,255        38.8%    $ 9,750,328       43.4%
 2008            24.9         983,860        66.9%    $15,335,798       68.3%
 2009             8.4       1,086,175        73.9%    $17,232,242       76.8%
 2010             7.2       1,182,192        80.4%    $18,854,431       84.0%
 2011             5.0       1,243,688        84.6%    $19,984,576       89.0%
 2012             8.4       1,433,092        97.5%    $21,867,132       97.4%
 2013             2.4       1,464,477        99.6%    $22,400,677       99.8%
 2014             0.0       1,464,477        99.6%    $22,400,677       99.8%
 2015             0.2       1,465,922        99.7%    $22,437,525      100.0%
 AFTER            0.0       1,470,476       100.0%    $22,443,333      100.0%
--------------------------------------------------------------------------------
 TOTAL          100.0%
--------------------------------------------------------------------------------

1    The lease rollover schedule does not reflect base rent generated by the
     University of Phoenix ("Phoenix"), which occupies 24,497 square feet at the
     Charlotte -- One Resource property because the lease contains a free rent period of 24 months. On November 1, 2007, Phoenix will commence paying rent at a rate of $18.77 per square foot with annual rent escalations.

     The borrower holds a letter of credit in the amount of $1,545,446 to cover tenant rent abatements at certain of the DRA -- CRT Portfolio I properties.
     All tenant rent abatements expire by July 2008. The letter of credit may be reduced on October 1, 2006, October 1, 2007, and October 1, 2008 upon the occurrence of certain rent escalations.

                                    18 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              DRA-CRT PORTFOLIO I
--------------------------------------------------------------------------------

            [5 MAPS INDICATING LOCATIONS OF DRA-CRT PORTFOLIO I OMITTED]

                                    19 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               MELLON BANK CENTER
--------------------------------------------------------------------------------

                    [3 PHOTOS OF MELLON BANK CENTER OMITTED]

                                    20 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               MELLON BANK CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $171,500,000

CUT-OFF DATE PRINCIPAL BALANCE:        $171,500,000

% OF POOL BY IPB:                      6.1%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              400 S. Hope, L.P.

SPONSOR:                               Tishman Speyer Real Estate
                                       Venture VI, L.P.

ORIGINATION DATE:                      09/13/05

INTEREST RATE:                         5.3156%

INTEREST ONLY PERIOD:                  84 months

MATURITY DATE:                         10/01/12

AMORTIZATION TYPE:                     Interest-Only

ORIGINAL AMORTIZATION:                 N/A

REMAINING AMORTIZATION:                N/A

CALL PROTECTION:                       L(24),Def(56),O(3)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              Cash Management Agreement

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Acquisition

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                    INITIAL             MONTHLY
                                      ------------------------------------------
TAXES:                                  $     0            $     0
INSURANCE:                              $     0            $     0
CAP EX:                                 $     0            $     0

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Office -- CBD

SQUARE FOOTAGE:                        703,382

LOCATION:                              Los Angeles, CA

YEAR BUILT/RENOVATED:                  1982

OCCUPANCY:                             95.4%

OCCUPANCY DATE:                        10/01/05

NUMBER OF TENANTS:                     9

HISTORICAL NOI:

  2003:                                $ 12,161,860

  2004:                                $  8,897,724

UW REVENUES:                           $ 24,201,227

UW EXPENSES:                           $ 10,504,382

UW NOI(1):                             $ 13,696,845

UW NET CASH FLOW:                      $ 12,884,805

APPRAISED VALUE:                       $245,600,000

APPRAISAL DATE:                        10/01/05

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $244
CUT-OFF DATE LTV:                      69.8%
MATURITY DATE LTV:                     69.8%
UW DSCR:                               1.39x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS
-------------------------------------------------------------------------------------------------------------------------------
                                                               MOODY'S/                                                LEASE
                                                                S&P/         SQUARE        % OF       BASE RENT     EXPIRATION
 TENANTS                             PARENT COMPANY            FITCH(2)       FEET         GLA           PSF           YEAR
-------------------------------------------------------------------------------------------------------------------------------

 O'MELVENY & MYERS LLP      O'Melveny & Myers LLP                          348,235     49.5%        $ 19.00           2015
 CAPITAL GROUP              The Capital Group Companies                    111,279     15.8%        $ 22.94           2018
 MELLON FINANCIAL CORP.     Mellon Financial Corp.          A1/A+/AA-      106,933     15.2%        $ 26.41           2012
 MCKINSEY & COMPANY         McKinsey & Company                              82,545     11.7%        $ 12.80           2010
-------------------------------------------------------------------------------------------------------------------------------

1    The increase in UW NOI versus 2004 historical NOI is primarily due to the signing of a new lease with the Capital Group totaling 111,279 square feet in January 2005.

2    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    21 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               MELLON BANK CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The Mellon Bank Center mortgage loan is secured by the fee interest in an approximately 703,382 square foot Class A office building located in downtown
Los Angeles.

THE BORROWER. The borrowing entity, 400 S. Hope L.P., is a single purpose entity, which is 100% owned by Tishman Speyer Real Estate Ventures VI, LP ("Fund
VI"). Fund VI is targeted at $1.0 billion and has raised approximately $700 million in capital commitments to date. Tishman Speyer, formed in 1978, is one of the leading owners, developers, fund managers and operators of real estate in the world, with a property portfolio totaling more than 74 million square feet in major metropolitan areas across the United States, Europe, Latin America and
Asia. It has acquired, built or developed more than 131 properties, representing over $20 billion in total value.

THE PROPERTY. The Mellon Bank Center, completed in 1982, is a 26-story office tower with approximately 703,382 square feet of rentable area. It is situated on one city block containing 1.85 acres, bounded by Hope Street on the west, Fourth
Street on the north, Grand Avenue on the east and Hope Place on the south. The
Mellon Bank Center is located in the Bunker Hill sub-district of downtown Los
Angeles. The building's floor plates are approximately 27,500 square feet, with each floor containing large elevator lobbies and restrooms accessible from both sides of each floor. The property is also served by a five-level subterranean parking garage containing 862 parking spaces.

As of October 1, 2005, the property was 95.4% occupied by 35 tenants. The largest tenant, O'Melveny & Myers LLP ("O'Melveny"), is a Los Angeles-based law firm founded in 1885 that has grown to more than 900 attorneys in 13 offices around the world. The firm's practice areas include Antitrust/Competition;
Capital Markets; Entertainment; Criminal Defense; Labor and employment; Real
Estate; Tax and Litigation. O'Melveny ranked 13th on American Lawyer's Top 100 with $658,000,000 in revenue in 2003. The O'Melveny lease contains contraction rights beginning in January 2008 relating to 125,836 square feet (36.1%) of their leased space. However, O'Melveny has been a tenant since 1982 and has invested significantly in improvements to the space. Additionally, the contraction rights are staggered over four years and require a minimum of twelve months notice to be exercised.

The Capital Group Companies (the "Capital Group"), is the second largest tenant.
Founded in 1931, the company is privately held and has grown to over 6,000 employees in 21 offices around the world. The Capital Group is headquartered in downtown Los Angeles and manages over $900 billion in investments for individuals and large institutions through mutual finds, separately managed accounts and pooled investment funds. The Capital Group lease commenced on
January 1, 2005, with the rent date commencing on October 1, 2005. The lease expires on February 28, 2018. The lease is structured as a full service gross lease with the base year at 2006.

Mellon Financial Corporation (A1/A+/AA-- by Moody's/S&P/Fitch) ("Mellon"), the
third largest tenant, was founded in 1869 and is based in Pittsburgh,
Pennsylvania. Mellon has more than $4.0 trillion in assets under its management, administration or custody. The firm has over 20,000 employees, drawing two-thirds of its revenue from fee-based services, including Asset Management and Corporate and Institutional Services. Mellon's asset management subsidiaries, which currently have over $700 billion under management, include the Dreyfus Corporation, Newton Investment Management, Founders Asset Management
LLC, Standish Mellon Asset Management Company LLC, and several investment management boutiques. Mellon's lease commenced on September 5, 1996, and is set to expire in 2011. The lease is structured as a full service gross lease with the base year set at 1997 for the original space, and 2002 for the additional premises. The base rent on the original lease is approximately $28.00 per square foot with a $5.00 step-up on January 1, 2007. The additional space has a base rent of $25.00 with incremental step-ups each year concluding on January 1, 2010 at $30.00 per square foot.

THE MARKET(1). The property is located in downtown Los Angeles, which is the largest submarket in Southern California, encompassing approximately 30 million square feet of office space. The appraiser has subdivided this submarket into two subsets: the Tier 1 market and Bunker Hill, a subset of Tier 1.

The property is located within the 10.57 million square foot Bunker Hill office area. The average Bunker Hill vacancy rates are currently 6.6% and average quoted rental rates have risen to $32.39 per square foot gross. Free rent, concessions, lease takeovers and tenant improvement allowances have been reduced on Bunker Hill and renewal rents have been on the rise.

The Tier 1 market has a direct vacancy rate of 11% and approximately 761,000 square feet of positive net absorption since 2003. Tier 1 landlords have been able to achieve consistent rent increases and reduced concessions. As of the
First Quarter 2005, average quoted rental rates within the Tier 1 subset have risen to $31.56 per square foot gross per annum -- a 9.6% increase over the most recent three-year period.

There are no plans to deliver new office space into the Los Angeles central business district for at least another four to five years, although there are a number of development sites that currently exist. In addition, the supply of
Class A office space will continue to shrink as more than one million square feet of office space undergo complete to partial residential conversions. The appraiser estimates market rents to be $21.00 per square foot for office space and $45.00 per square foot for retail space (both triple net). This is in line with market comparables, which range from $20.00 to $22.00 per square foot for office space and $24.00 to $54.00 per square foot for retail space.

PROPERTY MANAGEMENT. The property is managed by Tishman Speyer Properties, LP
("Tishman"), an affiliate of the borrower. Tishman manages a portfolio of over
74 million square feet located in major metropolitan areas across the United
States, Europe, Latin America and Asia.

--------------------------------------------------------------------------------

1    Certain information was obtained from the Mellon Bank Center appraisal dated October 1, 2005.

                                    22 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               MELLON BANK CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

                     NUMBER
                      OF          SQUARE
                    LEASES        FEET        % OF GLA       BASE RENT
      YEAR         EXPIRING     EXPIRING      EXPIRING       EXPIRING
--------------------------------------------------------------------------------

 VACANT               N/A        32,302          4.6%           N/A
 2005 & MTM            1            800          0.1       $    36,000
 2006                  1            132          0.0            10,560
 2007                  1            200          0.0            28,799
 2008                  3         34,799          4.9         1,115,276
 2009                  0              0          0.0                 0
 2010                  4        107,052         15.2         1,522,281
 2011                  3         61,946          8.8         1,657,939
 2012                  4         45,853          6.5         1,166,554
 2013                  0              0          0.0                 0
 2014                  0              0          0.0                 0
 2015                 13        303,584         43.2         5,674,962
 AFTER                 8        116,714         16.6         2,797,276
--------------------------------------------------------------------------------
 TOTAL                38        703,382        100.0%      $14,009,647
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUMULATIVE
               % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                 RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
-------------------------------------------------------------------------------

 VACANT          N/A          32,302         4.6%         N/A           N/A
 2005 & MTM        0.3%       33,102         4.7%     $    36,000         0.3%
 2006              0.1        33,234         4.7%     $    46,560         0.3%
 2007              0.2        33,434         4.8%     $    75,359         0.5%
 2008              8.0        68,233         9.7%     $ 1,190,635         8.5%
 2009              0.0        68,233         9.7%     $ 1,190,635         8.5%
 2010             10.9       175,285        24.9%     $ 2,712,916        19.4%
 2011             11.8       237,231        33.7%     $ 4,370,855        31.2%
 2012              8.3       283,084        40.2%     $ 5,537,409        39.5%
 2013              0.0       283,084        40.2%     $ 5,537,409        39.5%
 2014              0.0       283,084        40.2%     $ 5,537,409        39.5%
 2015             40.5       586,668        83.4%     $11,212,371        80.0%
 AFTER            20.0       703,382       100.0%     $14,009,647       100.0%
--------------------------------------------------------------------------------
 TOTAL           100.0%
--------------------------------------------------------------------------------

                                    23 of 86

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--------------------------------------------------------------------------------
                               MELLON BANK CENTER
--------------------------------------------------------------------------------

            [2 MAPS INDICATING LOCATION OF MELLON BANK CENTER OMITTED]

                                    24 of 86

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--------------------------------------------------------------------------------
                               MELLON BANK CENTER
--------------------------------------------------------------------------------

                    [STACKING PLAN OF MELLON BANK CENTER OMITTED]

                                    25 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 THE SHORE CLUB
--------------------------------------------------------------------------------

                      [4 PHOTOS OF THE SHORE CLUB OMITTED]

                                    26 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 THE SHORE CLUB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $115,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $115,000,000

% OF POOL BY IPB:                      4.1%

LOAN SELLER:                           CIBC Inc.

BORROWER:                              Philips South Beach, LLC

SPONSOR:                               Philip Pilevsky

ORIGINATION DATE:                      11/11/05

INTEREST RATE:                         6.2400%

INTEREST ONLY PERIOD:                  24 months

MATURITY DATE:                         12/01/10

AMORTIZATION TYPE:                     IO-Balloon

ORIGINAL AMORTIZATION:                 300 months

REMAINING AMORTIZATION:                300 months

CALL PROTECTION:                       L(23), Def(24), O(13)

CROSS-COLLATERALIZATION:               No

LOCK BOX:                              Hard

ADDITIONAL DEBT:                       $11,500,000

ADDITIONAL DEBT TYPE(1):               B Note

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                       INITIAL              MONTHLY
                                      ------------------------------------------
TAXES:                                $1,238,944            $ 88,496
INSURANCE:                            $  630,397            $105,066
FF&E:                                 $  128,344(2)         $128,344
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Hotel -- Full Service

UNITS:                                 322

LOCATION:                              Miami Beach, FL

YEAR BUILT/RENOVATED:                  1939 / 2001

OCCUPANCY:                             64.7%

OCCUPANCY DATE:                        09/22/05

HISTORICAL NOI:

  2003:                                $5,536,368

  2004:                                $10,182,044

  TTM AS OF 08/31/05:                  $11,644,104

UW REVENUES:                           $43,999,461

UW EXPENSES:                           $29,832,502

UW NOI:                                $14,166,959

UW NET CASH FLOW:                      $12,626,978

APPRAISED VALUE:                       $176,000,000

APPRAISAL DATE:                        09/01/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM:                $357,143
CUT-OFF DATE LTV:                      65.3%
MATURITY DATE LTV:                     61.9%
UW DSCR:                               1.39x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                          HOTEL OPERATING HISTORY
----------------------------------------------------------------------------------------------------------
                                                                            T-12
                                                                         ENDING
                                      2003               2004           8/31/2005          UNDERWRITTEN
----------------------------------------------------------------------------------------------------------

 OCCUPANCY                            55.8%              61.6%              64.6%               67.5%
 AVERAGE DAILY RATE (ADR)           $295.95            $326.77            $342.14            $353.00
 REVPAR                             $165.05            $201.15            $221.15            $238.28
 REVENUE                        $32,128,707        $37,539,452        $39,821,232        $43,999,461
 EXPENSES                       $26,592,339        $27,357,408        $28,177,128        $29,832,502
 NOI                            $ 5,536,368        $10,182,044        $11,644,104        $14,166,959
 FF&E                                    $0                 $0                 $0        $ 1,539,981
 CASH FLOW                       $5,536,368        $10,182,044        $11,644,104        $12,626,978
 OCCUPANCY PENETRATION             78.1%(3)           86.5%(4)              87.9%                N/A
 ADR PENETRATION                  123.6%(3)          129.1%(4)             121.9%                N/A
 REVPAR PENETRATION                96.5%(3)          111.8%(4)             107.2%                N/A
----------------------------------------------------------------------------------------------------------

1    The borrower is permitted to incur future mezzanine financing subject to the satisfaction of certain criteria, including a maximum LTV of 85.0% and a minimum DSCR of 1.10x (subject to a 30-year amortization schedule) on the total outstanding debt balance.

2    At origination, the borrower deposited $384,995 into the FF&E reserve with contractual FF&E collections of 3.5% of total revenues.

3    Based on data for the trailing twelve months ending August 31, 2003.

4    Based on data for the trailing twelve months ending August 31, 2004.

                                    27 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 THE SHORE CLUB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The Shore Club mortgage loan is secured by a first mortgage interest in a 322-room full-service boutique hotel located in Miami Beach, Florida.

THE BORROWER. The borrower is Philips South Beach, LLC, a single asset entity comprised of Clark SB II, LLC (56.17%), Philips SB Associates, LLC (36.04%),
Shore Club Holdings, LLC (6.79%) and SB Realty Corp. (1%). SB Realty Corp.,
which is the managing member of the borrower, is 100% owned and controlled by
Philip Pilevsky, the loan sponsor. Clark SB II, LLC is 96.68% owned by Clark SB,
LLC and 3.32% owned by Jonathan A. Bernstein. Clark SB, LLC is owned and controlled by the Clark Foundation, which in turn is owned and controlled by
Jane Forbes Clark. Philips South Beach Associates, LLC is 90% owned and controlled by Philip Pilevsky and 10% owned by Sheila Levine. Shore Club
Holdings, LLC is 100% owned by Morgans Hotel Group LLC.

Mr. Pilevsky has over 30 years of commercial real estate experience including development, leasing, management, operation, acquisition and disposition. Mr.
Pilevsky has equity interests in 24 retail properties (approximately 3.0 million square feet), 9 office buildings (approximately 1.3 million square feet) and 2 hotels (454 rooms).

Jane Forbes Clark is a member of the Clark family, whose patriarch, Edward
Clark, founded the I.M. Singer Company (Singer Sewing Machines) with Isaac
Singer in 1851. The Clark family also founded Bassett Healthcare, which consists of three hospitals and 17 outpatient clinics serving Otsego County, New York and receives over 500,000 patient visits per year. In addition, the Clark family founded and is currently active in the management of the National Baseball Hall of Fame and Museum in Cooperstown, New York.

THE PROPERTY. The Shore Club is a 322-room beach-front, full-service boutique hotel situated on a 2.72-acre land parcel located in Miami Beach, Florida. The property consists of an eight-story Shore Club Hotel ("Nobu Tower") built in
1939, a seven-story Sharalton Hotel ("South Tower") built in 1949 and a 21-story
Shore Club Tower built in 2001. The borrower purchased the two existing structures (the Nobu Tower and the South Tower) for $8.8 million in 1997 and in
2001 invested approximately $176.3 million into renovating the existing buildings and constructing a new 21-story Shore Club Tower. In addition, the borrower invested approximately $45.7 million to cover soft costs and operating shortfalls during the property's initial years of operation. The borrower's total basis in the property is approximately $230.8 million.

The property offers amenities that include 10,000 square feet of meeting space, two outdoor swimming pools, direct access to the public beach, a health spa, a fitness center, two restaurants (Nobu and Ago), three bar outlets (collectively known as the Skybar), four retail outlets (Scoop, Me & Ro, Pipino and Elycia)
and a parking garage providing valet parking for 230 vehicles. The property's guestrooms range from 270 square feet to 400 square feet, with guest suites measuring from 550 square feet to 6,000 square feet. Each guestroom also features either a city, a bay, or an ocean view, with most rooms offering a balcony. Standard room amenities include high-speed internet access, web television, Bose Wave player/radio, three dual-line phones, minibar, safe, voicemail/speakerphone, and a fax machine.

The property's room demand is segmented among the transient market (65.0%) and the meeting/group market (35.0%). The Miami Beach Convention Center, which is located 0.25 miles west of the property, is the primary source of room demand for the meeting/group market.

OCCUPANCY
---------

The property's occupancy has increased from 34.9% as of year end 2002 to 61.6%
as of year end 2004 and 64.6% as of the trailing 12 month period ended August
31, 2005, which represents a 4.9% increase over the year end 2004 occupancy.
Based on the property's Smith Travel Accommodations Report ("STR Report"), the
occupancy of the competitive set increased at a compounded annual growth rate of
3.3% from 82.5% as of the year-to-date ended August 31, 2003 to 88.1% as of the year-to-date ended August 31, 2005.

ADR
---

The property's average daily rate ("ADR") has increased from $289.33 as of year end 2002 to $326.77 as of year end 2004 and $342.14 as of the trailing 12 month period ended August 31, 2005, which represents a 4.7% increase over the year end
2004 ADR. Based on the property's STR Report, the ADR of the competitive set increased at a compounded annual growth rate of 0.3% from $120.30 as of the year-to-date ended August 31, 2003 to $121.10 as of the year-to-date ended
August 31, 2005.

REVPAR
------

The property's revenue per available room ("RevPar") has increased from $100.92 as of year end 2002 to $201.15 as of year end 2004 and $221.15 as of the trailing 12 month period ended August 31, 2005, which represents a 9.9% increase over the year end 2004 RevPar. Based on the property's STR Report, the RevPar of the competitive set increased at a compounded annual growth rate of 3.7% from
$99.30 as of the year-to-date ended August 31, 2003 to $106.70 as of the year-to-date ended August 31, 2005.

LOAN STRUCTURE
--------------

The Lender will institute an all-excess cash flow sweep in the event that the trailing 12-month DSCR falls below 1.15x (on an actual basis) for two consecutive quarters. The swept funds will be remitted to the borrower if the trailing 12-month DSCR is equal to, or greater than, 1.15x (on an actual basis)
for two consecutive quarters except for any sweep period expiring during the last year of the loan term, in which case all swept funds will be held as security for the full repayment of the outstanding loan balance at maturity.

At origination, a cash management agreement was executed whereby all property revenues are required to be deposited into a hard lockbox.

--------------------------------------------------------------------------------

                                    28 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 THE SHORE CLUB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE MARKET(1). The property is located on the intersection of 19th Street and
Collins Avenue in Miami Beach, Florida. The property is accessible via
Interstate 395 (1 mile to the southwest) and Interstate 95 (2 miles to the northwest), each providing access to downtown Miami and Miami International
Airport, which are located within 15 miles of the property.

The property is part of the Miami-Dade Metropolitan Statistical Area ("MSA"),
which as of year end 2004 had a population of approximately 2.34 million with a median household income of $38,588, which are projected to increase by 5.6% and
9.9%, respectively, by 2009. The Miami-Dade MSA has benefited from growth in domestic and international tourism over the past several years. According to the Miami Conventions & Visitors Bureau, Miami hosted approximately 10,961,000 visitors in 2004, a 4.9% increase from 2003.

The property is located in the South Beach area within Miami Beach, which is dominated by hotel, condominium and multifamily developments to the north, south and west of the property. Competitive hotels within the property's immediate vicinity include Raleigh Hotel, the Delano Hotel, The Tides Hotel,
Loews Miami Beach Hotel, Marriott Miami South Beach and the newly constructed
Setai Hotel located directly north of the property on Collins Avenue. As of year-end 2004 the population and median household income in Miami Beach were
40,114 and $28,653, respectively.

PROPERTY MANAGEMENT. The property is managed by Morgans Hotel Group Management
LLC, which manages a portfolio of 9 hotels
with a total of 2,802 rooms.

-------------------------------------------------------------------------------

1    Certain information was obtained from the Shore Club appraisal dated
     September 1, 2005.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 THE SHORE CLUB
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF THE SHORE CLUB OMITTED]

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              MARRIOT MYRTLE BEACH
--------------------------------------------------------------------------------

                   [4 PHOTOS OF MARRIOT MYRTLE BEACH OMITTED]

                                    32 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              MARRIOTT MYRTLE BEACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $79,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $79,000,000

% OF POOL BY IPB:                      2.8%

LOAN SELLER:                           CIBC Inc.

BORROWER:                              Columbia Properties Myrtle
                                       Beach, LLC

SPONSOR:                               Columbia Sussex Corporation

ORIGINATION DATE:                      11/02/05

INTEREST RATE:                         5.9100%

INTEREST ONLY PERIOD:                  N/A

MATURITY DATE:                         12/01/15

AMORTIZATION TYPE:                     Balloon

ORIGINAL AMORTIZATION:                 360 months

REMAINING AMORTIZATION:                360 months

CALL PROTECTION:                       L(23), Def (92), O(5)

CROSS-COLLATERALIZATION:               No

LOCK BOX:                              Springing

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                         INITIAL           MONTHLY
                                       -----------------------------------------
TAXES:                                    $535,000          $44,583
INSURANCE(1):                             $140,063               $0
FF&E(2):                                   $75,593          $75,593
SEASONALITY RESERVE(3):                         $0               $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Hotel -- Full Service

UNITS:                                 405

LOCATION:                              Myrtle Beach, SC

YEAR BUILT/RENOVATED:                  2003

OCCUPANCY:                             68.8%

OCCUPANCY DATE:                        09/22/05

HISTORICAL NOI:

  2004:                                $6,984,929

  TTM AS OF 08/31/05:                  $10,125,060

UW REVENUES:                           $22,677,940

UW EXPENSES:                           $13,418,067

UW NOI:                                $9,259,873

UW NET CASH FLOW:                      $8,307,399

APPRAISED VALUE:                       $105,500,000

APPRAISAL DATE:                        09/01/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:               $195,062
CUT-OFF DATE LTV:                        74.9%
MATURITY DATE LTV:                       63.3%
UW DSCR:                                 1.48x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                   HOTEL OPERATING HISTORY

                                      2004           T-12 ENDING 8/31/2005        UNDERWRITTEN
--------------------------------------------------------------------------------------------------

 OCCUPANCY                           61.98%                  68.80%                    70.00%
 AVERAGE DAILY RATE (ADR)           $129.17                 $134.96                   $136.00
 REVPAR                              $80.06                  $93.15                    $95.20
 REVENUE                        $19,125,869             $22,638,184               $22,677,940
 EXPENSES                       $12,140,940             $12,513,124               $13,418,067
 NOI                            $ 6,984,929             $10,125,060                $9,259,873
 FF&E                                    $0                      $0                  $952,473
 CASH FLOW                       $6,984,929             $10,125,060                $8,307,399
 OCCUPANCY PENETRATION            126.5%(4)                  115.6%                       N/A
 ADR PENETRATION                  122.2%(4)                  117.2%                       N/A
 REVPAR PENETRATION               154.7%(4)                  135.4%                       N/A
--------------------------------------------------------------------------------------------------

1    At origniation, the borrower deposited $140,063 into the insurance reserve.
     The borrower will not be required to make monthly deposits into the insurance reserve so long as there is no event of default and the borrower pays all property related insurance premiums.

2    Contractual FF&E reserves will be collected at a rate of 4.2% of total revenues.

3    In the event of either (i) an event of default or (ii) the sale of the property to (and assumption of this loan by) a buyer that is not a qualified transferee (as defined in the mortgage), the borrower shall be required to make deposits into the seasonality reserve each year, in periodic installments between April 1 and November 1, in an aggregate amount equal to the greater of (i) $2,000,000 or (ii) the sum of the monthly cash shortfall for each month during the four month period that ended on the last day of February of such calendar year.

4    Based on data for the trailing twelve months ending August 31, 2004.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              MARRIOTT MYRTLE BEACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The Marriott Myrtle Beach mortgage loan is secured by a first mortgage interest in a 405-room full-service convention/resort hotel located in Myrtle
Beach, South Carolina.

THE BORROWER. The borrower is Columbia Properties Myrtle Beach, LLC, a single asset entity owned by CSC Holdings, LLC, which in turn is owned by the 1998
William J. Yung and Martha A. Yung Family Trust (99%) and Columbia Sussex
Corporation (1%). The loan sponsor is Columbia Sussex Corporation, which is a non-member manager of the borrower and a manager of CSC Holdings, LLC.

Columbia Sussex Corporation, formed in 1972 by William J. Yung, owns and manages
82 hotels (25,990 rooms) in 25 states located primarily in the Southern,
Eastern, and Midwestern United States. Columbia Sussex Corporation operates a total of 36 Marriott franchise hotels (10,766 rooms) in 22 states and is the largest franchisee of full-service Marriott Hotels in the United States.

THE PROPERTY. The Marriott Myrtle Beach is a 15-story, 405-room beach-front,
Class A full-service convention/resort hotel situated on a 10.9-acre land parcel located in Myrtle Beach, South Carolina. The property offers amenities such as
45,000 square feet of meeting and conference space, direct beach access, two restaurants, two lounges, a spa, indoor and outdoor swimming pools, a waterslide, a whirlpool, a health club, a barber/beauty shop, and a gift shop.
The property offers parking for 700 vehicles. Standard room amenities include air conditioning, alarm clock, coffee/tea maker, high-speed internet access, individual climate control, internet browser/web TV, cable TV movies/videos and two-line phones. The property was developed by the loan sponsor in 2003 at a cost of approximately $52.9 million.

The property is part of the 2,200-acre Grand Dunes development, a master planned community that consists of single family and multifamily homes, a time share condominium development, two golf courses (Grand Dunes and Members at Grand
Dunes) and an approximately 4,000 square foot tennis and fitness center.

Marriott Vacation Club International is in the process of building its own timeshare development adjacent to the property within the Grand Dune development. The new timeshare development will offer certain time share units as rentals for the property to accommodate larger group conventions.

The property's room demand is segmented among business meeting/group (47.0%), transient guests (41.0%), and negotiated accounts (12.0%). Room demand has increased at the property as evidenced by a 36% increase in the 12-month future bookings as of August 2005 as compared to the 12-month future bookings as of
August 2004.

OCCUPANCY
---------

The property's occupancy increased from 62.0% as of year-end 2004 to 68.8% as of the trailing 12-month period ended August 31, 2005, which represents an 11.0%
increase over the year-end 2004 occupancy. Based on the property's Smith Travel
Accomodations Report ("STR Report"), the occupancy for the competitive set has increased 5.3%, from 56.5% as of the trailing 12-month period ending August 31,
2004 to 59.5% as of the trailing 12-month period ending August 31, 2005.

ADR
---

The property's average daily rate ("ADR") increased from $129.17 as of year-end
2004 to $134.96 as of the trailing 12-month period ended August 31, 2005, which represents a 4.5% increase over the year-end 2004 ADR. Based on the property's
STR Report, the ADR for the competitive set has increased 4.8%, from $113.12 as of the trailing 12-month period ended August 31, 2004 to $118.60 as of the trailing 12-month period ended August 31, 2005.

REVPAR
------

The property's revenue per available room ("RevPar") increased from $80.06 as of year-end 2004 to $93.15 as of the trailing 12-month period ended August 31,
2005, which represents a 16.4% increase over the year-end 2004 RevPar. Based on the property's STR Report, the RevPar for the competitive set has increased
10.5%, from $63.88 as of the trailing 12-month period ended August 31, 2004 to
$70.58 as of the trailing 12-month period ended August 31, 2005.

At origination, a cash management agreement was executed whereby all property revenues are required to be deposited into a lockbox account upon (i) a DSCR of less than 1.15x for two consecutive quarters or (ii) an event of default.

-------------------------------------------------------------------------------

                                    34 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              MARRIOTT MYRTLE BEACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE MARKET(1). The property is located in the northeastern portion of Myrtle
Beach, South Carolina. The property is part of the Myrtle Beach Metropolitan
Statistical Area, which encompasses an area of 1,134 square miles and currently has a population of approximately 221,500 with a median household income of
$54,419. The property is located approximately 12 miles from the Myrtle Beach
International Airport. The property is also accessible via major state roadways which include US Highway 501 and US Highway 17, which runs north through
Wilmington, North Carolina and south through Charleston, South Carolina.

Myrtle Beach offers many activities and amusements for both leisure and business travelers, including beaches, 120 golf courses, amusement parks, and retail outlets. Retail destinations in the area include Barefoot Landing, Briarcliffe,
Inlet Square, Myrtle Beach Factory Stores and Broadway on the Beach, which collectively feature approximately 460 shops, 32 restaurants, 10 theatres, and
10 night clubs.

The Myrtle Beach hotel market consists of approximately 70,000 rooms at properties ranging from limited service to full service resorts. However, the only 3 convention/resort hotels in the market that compete directly with the property are the Embassy Suites at Kingsgate, the Hilton Myrtle Beach Resort,
and the Radisson Plaza. There is no planned future construction of convention/resort hotels in the market.

PROPERTY MANAGEMENT. The property is managed by the Columbia Sussex Corporation, an affiliate of the borrower.

FRANCHISE. The borrower entered into a 20-year franchise agreement with Marriott
International, Inc. in 2002.

--------------------------------------------------------------------------------

1    Certain information was obtained from the Marriott Myrtle Beach appraisal dated September 1, 2005.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                             MARRIOTT MYRTLE BEACH
--------------------------------------------------------------------------------

           [2 MAPS INDICATING LOCATION OF MARRIOT MYRTLE BEACH OMITTED]

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--------------------------------------------------------------------------------
                               270 MADISON AVENUE
--------------------------------------------------------------------------------

                    [2 PHOTOS OF 270 MADISON AVENUE OMITTED]

                                    38 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               270 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $65,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $65,000,000

% OF POOL BY IPB:                      2.3%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWERS:                             270 Madison Avenue Associates
                                       LLC and Independence 270 Madison
                                       LLC

SPONSORS:                              Daniel A. Burack, Earle S. Altman

ORIGINATION DATE:                      08/31/05

INTEREST RATE:                         5.2810%

INTEREST ONLY PERIOD:                  120 months

MATURITY DATE:                         09/01/15

AMORTIZATION TYPE:                     Interest-Only

ORIGINAL AMORTIZATION:                 N/A

REMAINING AMORTIZATION:                N/A

CALL PROTECTION:                       L(24),Def(90),O(4)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              Cash Management Agreement

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                     INITIAL               MONTHLY
                                      -----------------------------------------
TAXES:                                  $721,219             $180,305
INSURANCE:                                    $0                   $0
CAP EX:                                       $0               $3,270
TI/LC:(2)                                     $0              $21,666
NOI:(3)                               $3,000,000                   $0
RENEWAL LEASE:(4)                     $3,000,000                   $0

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Office -- CBD

SQUARE FOOTAGE:                        256,543

LOCATION:                              New York, NY

YEAR BUILT/RENOVATED:                  1923 / 2004

OCCUPANCY:                             99.1%

OCCUPANCY DATE:                        08/01/05

NUMBER OF TENANTS:                     24

HISTORICAL NOI:

  2004:                                $3,783,144

  TTM AS OF 06/30/05:                  $4,288,268

UW REVENUES:                           $10,249,327

UW EXPENSES:                           $4,623,495

UW NOI(1):                             $5,625,832

UW NET CASH FLOW:                      $5,325,034

APPRAISED VALUE:                       $91,000,000

APPRAISAL DATE:                        07/21/05

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $253
CUT-OFF DATE LTV:                       71.4%
MATURITY DATE LTV:                      71.4%
UW DSCR:                                1.53x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                                                                          MOODY'S/                                        LEASE
                                                                            S&P/      SQUARE      % OF     BASE RENT   EXPIRATION
 TENANTS                                        PARENT COMPANY             FITCH5      FEET       GLA         PSF         YEAR
----------------------------------------------------------------------------------------------------------------------------------

 WOLF HALDENSTEIN ADLER FREEMAN   Wolf Haldenstein Adler Freeman                    42,735    16.7%      $ 31.29         2009
 BELKEN BURDEN WENING &
  GOLDMAN, LLP                    Belken Burden Wening & Goldman, LLP               33,713    13.1%      $ 27.34         2013
 TAYLOR & FRANCIS, INC.           Taylor Francis Group PLC                          32,924    12.8%      $ 30.00         2011
----------------------------------------------------------------------------------------------------------------------------------

1    The increase in underwritten NOI from 2004 historical NOI is primarily attributable to leasing at the property. The borrower acquired the property in February 2004 at an occupancy of 85% and as of August 1, 2005 the occupancy at the property had increased to 99.1%. Since acquiring the property, the borrower has invested $2.8 million in capital and tenant improvements.

2    The TI/LC funds on deposit with the Lender are not required to exceed
     $780,000. When the amount of TI&LC funds equals or exceeds $780,000 the borrower may cease to make monthly deposits therein.

3    NOI Holdback: At origination, the borrower deposited with the lender the cash sum of $3,000,000 as an NOI escrow. The lender is required to release the NOI escrow funds upon satisfaction of the following property performance criteria: (i) no event of default shall have occurred or be continuing at the time borrower requests release of the funds, (ii) the NOI
     (as calculated on a trailing 12 months basis, except with respect to the rental component of gross revenue) shall equal or exceed $5,900,000, and
     (iii) the property shall have a DSCR (as calculated on a trailing 12 month basis, except with respect to the rental component of gross revenue) of
     1.20x or greater (based on a 30 year amortization schedule).

4    At origination, the borrower deposited with the lender the cash sum of
     $3,000,000 as a renewal lease escrow. The lender is required to release the renewal lease escrow funds upon the satisfaction of certain conditions: (i)
     no event of default shall have occurred or be continuing at the time borrower requests release of funds, (ii) Wolfe Haldenstein Adler Freeman &
     Herz LLP, a tenant currently occupying the 9th, 10th and 11th floors of the property shall have executed a renewal lease for 42,735 square feet with an expiration date not earlier than March 1, 2019 and an average rental rate of not less than $38.00 per square foot.

5    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               270 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The 270 Madison Avenue mortgage loan is secured by a first mortgage on a fee interest in a 256,543 square foot office building located in New York, New
York.

THE BORROWER. The borrowers are 270 Madison Avenue Associates LLC and
Independence 270 Madison LLC, both single asset entities controlled by AB
Partners LLC ("AB Partners"), an affiliate of Murray Hill Properties ("MHP"). AB
Partners is a New York-based real estate investment, brokerage, management and consulting firm specializing in the acquisition, repositioning and development of commercial and residential properties. AB Partners control and/or manage approximately 1.5 million square feet of Class B office space in proximity to the property. MHP provides a broad array of asset management, property management and leasing services for various institutions and individual owners in addition to its own properties.

THE PROPERTY. 270 Madison Avenue is a 19-story, 256,543 square foot office building (including 238,432 square feet of office space and 17,611 square feet of retail space) situated on a 0.34-acre site located at the northwest corner of
Madison Avenue and 39th Street, in the Grand Central submarket of Manhattan, New
York. The property was originally built in 1923 and renovated in 2004.

The property is 99.1% leased by 24 tenants, the largest of which is the law firm of Wolf Haldenstein Adler Freeman & Herz LLP, which has leased space at the property for over 50 years and directly leases 16.7% of the net rentable area.
The law firm specializes in the prosecution of ERISA and securities class actions and derivative litigation in state and federal trial and appellate courts across the country. Belken Burden Wenig & Goldman, LLP ("Belken") is a full-service real estate law firm with over 30 attorneys specializing in litigation, leasing, commercial law, land use, and mortgage foreclosures. Belken leases 12.9% of the net rentable area. The property also offers 14,571 square feet of ground floor retail space that is 100% occupied by Duane Reade and
Sbarro.

The lender will institute a cash flow sweep upon an occurrence of an event of default or if the DSCR falls below 1.10x. The cash flow sweep will continue until the DSCR has been greater than or equal to 1.10x, at which time funds will be remitted to the borrower unless the cash flow sweep period ends during the last year of the loan term, during which time any excess funds shall be held as security for the repayment of the loan.

THE MARKET(1). The property is located near Grand Central Terminal in Midtown
Manhattan in New York City. The property's neighborhood is bounded by 35th
Street to the south, Fifth Avenue to the west, 46th Street to the north, and
First Avenue to the east. The neighborhood is served by subway lines, local and express bus routes, train routes, and by automobile through a network of highways, bridges and tunnels.

As of the First Quarter of 2005 the Manhattan office market contained an inventory of approximately 352 million square feet of space contained in 662 buildings, located within three submarkets. The overall market vacancy was
12.31% with average asking rents of $39.85 per square foot. During the First
Quarter of 2005, the Manhattan office market experienced rent growth at a rate of 5.4%.

The Grand Central submarket had an inventory of 41.2 million square feet of
Class A and B office space in 83 buildings during the First Quarter of 2005. The submarket vacancy was 14.5% with average asking rents of $47.88 per square foot.
The submarket experienced rent growth at a rate of 4.3% and had a positive absorption of 676,678 square feet. Midtown Manhattan office inventory was approximately 196.1 million square feet with a vacancy rate of 11.1% and average asking rents of $50.88 per square foot. In the First Quarter of 2005, the downtown Manhattan Class B office market had a positive absorption of 147,000 square feet.

As of July 31, 2005, the property's micro-market (a sample of 26 comparable
Class B buildings in the property's submarket) had an overall vacancy rate of
7.8%, which was the lowest vacancy rate since the Fourth Quarter of 2000, and over 50% of the properties in the micro-market had vacancy rates lower than 3%, with 35% of these properties reporting occupancy rates of 100%. The average direct rental rate in the property's micro-market is $37.07 per square foot, full service, representing an increase from the 2004 year-end average rental rate of $35.91 per square foot.

PROPERTY MANAGEMENT. 270 Madison Avenue is managed by AB Partners.

--------------------------------------------------------------------------------

1    Certain information was obtained from the 270 Madison Avenue appraisal dated July 21, 2005.

                                    40 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               270 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

                         NUMBER
                          OF          SQUARE
                        LEASES        FEET        % OF GLA      BASE RENT
      YEAR             EXPIRING     EXPIRING      EXPIRING      EXPIRING
--------------------------------------------------------------------------------

 VACANT                    N/A        2,360          0.9%          N/A
 2005 & MTM                  3       13,443          5.2       $  486,339
 2006                        2       11,486          4.5          415,951
 2007                        3        7,164          2.8          242,409
 2008                        1          771          0.3           24,672
 2009                        7       52,388         20.4        1,915,364
 2010                        0            0          0.0                0
 2011                        1       32,924         12.8          987,720
 2012                        2       24,837          9.7          848,729
 2013                        4       51,565         20.1        1,881,446
 2014                        5       43,607         17.0        1,395,234
 2015                        1       15,998          6.2          559,930
 AFTER                       0            0          0.0                0
--------------------------------------------------------------------------------
 TOTAL                      29      256,543        100.0%      $8,757,794
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CUMULATIVE
             % OF BASE     SQUARE      CUMULATIVE   CUMULATIVE   CUMULATIVE % OF
               RENT         FEET        % OF GLA    BASE RENT      BASE RENT
    YEAR     EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING
--------------------------------------------------------------------------------

 VACANT        N/A           2,360         0.9%         N/A           N/A
 2005 & MTM      5.6%       15,803         6.2%     $  486,339         5.6%
 2006            4.7        27,289        10.6%     $  902,290        10.3%
 2007            2.8        34,453        13.4%     $1,144,699        13.1%
 2008            0.3        35,224        13.7%     $1,169,371        13.4%
 2009           21.9        87,612        34.2%     $3,084,735        35.2%
 2010            0.0        87,612        34.2%     $3,084,735        35.2%
 2011           11.3       120,536        47.0%     $4,072,455        46.5%
 2012            9.7       145,373        56.7%     $4,921,184        56.2%
 2013           21.5       196,938        76.8%     $6,802,630        77.7%
 2014           15.9       240,545        93.8%     $8,197,864        93.6%
 2015            6.4       256,543       100.0%     $8,757,794       100.0%
 AFTER           0.0       256,543       100.0%     $8,757,794       100.0%
--------------------------------------------------------------------------------
 TOTAL         100.0%
--------------------------------------------------------------------------------

                                    41 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               270 MADISON AVENUE
--------------------------------------------------------------------------------

            [2 MAPS INDICATING LOCATION OF 270 MADISON AVENUE OMITTED]

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                  DATRAN CENTER
--------------------------------------------------------------------------------

                       [3 PHOTOS OF DATRAN CENTER OMITTED]

                                    44 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 DATRAN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $65,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $65,000,000

% OF POOL BY IPB:                      2.3%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              Crescent Datran Center, LLC

SPONSOR:                               Crescent Real Estate Equities

ORIGINATION DATE:                      09/30/05

INTEREST RATE:                         4.8785%

INTEREST ONLY PERIOD:                  120 months

MATURITY DATE:                         10/01/15

AMORTIZATION TYPE:                     Interest-Only

ORIGINAL AMORTIZATION:                 N/A

REMAINING AMORTIZATION:                N/A

CALL PROTECTION:                       L(24),Def(34),Def or Grtr1% or
                                       YM(57),O(4)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              No

ADDITIONAL DEBT:                       No(1)

ADDITIONAL DEBT TYPE:                  Mezzanine Debt Permitted(1)

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                      INITIAL          MONTHLY
                                     -------------------------------------------
TAXES:                                      $0              $0
INSURANCE:                                  $0              $0
CAP EX:                                     $0              $0
TI/LC(2):                                   $0           Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Leasehold

PROPERTY TYPE:                         Office -- Suburban

SQUARE FOOTAGE:                        476,412

LOCATION:                              Miami, FL

YEAR BUILT/RENOVATED:                  1986 / 2003

OCCUPANCY:                             93.9%

OCCUPANCY DATE:                        08/31/05

NUMBER OF TENANTS:                     128

HISTORICAL NOI:

  2003:                                $6,785,688

  2004:                                $7,067,647

  TTM AS OF 7/31/05:                   $7,771,738

UW REVENUES:                           $13,924,494

UW EXPENSES:                           $5,931,320

UW NOI:                                $7,993,174

UW NET CASH FLOW:                      $7,469,121

APPRAISED VALUE:                       $110,600,000

APPRAISAL DATE:                        09/19/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $136
CUT-OFF DATE LTV:                      58.8%
MATURITY DATE LTV:                     58.8%
UW DSCR:                               2.32x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS

                                                                    MOODY'S/                                       LEASE
                                                                      S&P/      SQUARE     % OF     BASE RENT   EXPIRATION
 TENANTS                           PARENT COMPANY                    FITCH3      FEET      GLA         PSF         YEAR
---------------------------------------------------------------------------------------------------------------------------

 MDM HOTEL GROUP                  MDM Hotel Group                             37,163        7.8%    $ 18.05    2038
 STEPHENS, LYNN, KLEIN, LA CAVA   Stevens, Lynn, Klein, La Cava               27,453        5.8%    $ 25.97    2014
 AXA ADVISORS, LLC                AXA SA                          A2/A/A+     27,300        6.0%    $ 27.15    2006
 PREFERRED CARE PARTNERS          Preferred Care Partners                     24,530        5.1%    $ 25.47    2015
---------------------------------------------------------------------------------------------------------------------------

1    Future mezzanine financing is allowed upon the satisfaction of certain conditions including, among other things, a DSCR of greater than 1.75x and a LTV of less than 75%.

2    In the event that the DSCR falls below 1.75x or the occupancy rate falls below 80%, the borrower will be required to deposit $39,701 per month into a TI/LC escrow.

3    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 DATRAN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The Datran Center mortgage loan is secured by a leasehold interest in a 476,412 square foot office building located in Miami, Florida.

THE BORROWER. The borrower is Crescent Datran Center, LLC, which is 100% owned by Crescent Real Estate Equities, LP ("CEI"). CEI is a Fort Worth, Texas, based real estate investment trust that owns and manages a diversified portfolio of commercial properties throughout the United States. As of December 31, 2004, CEI owned a 77-building Class A office portfolio located in 28 metropolitan submarkets and 7 states, as well as 88 refrigerated warehouse facilities, 4 full-service hotels, 5 resorts and spas and 4 residential development corporations. As of December 31, 2004, CEI's total assets were valued at over $4 billion with a shareholder equity position of approximately $1.3 billion.

THE PROPERTY. The Datran Center consists of two adjacent office properties totaling 476,412 square feet and is situated on a 3.6-acre site. Datran I is a
260,233 square foot 18-story suburban office building constructed in 1986 and includes a four-story, glass-enclosed atrium lobby. Datran II is a 216,179 square foot 20-story suburban office building constructed in 1988, and shares the atrium lobby with Datran I and the Miami Marriott Dadeland, a 4 star hotel that is not part of the collateral. The complex also includes 50,000 square feet of retail space that is not part of the collateral. Retail tenants include the clerk of the courts, mortgage companies, restaurants, a bank, a stock brokerage, a travel agency, a beauty salon and printer companies. The glass-and-masonry exterior of the Datran Center rises above the adjoining 2,500 space parking garage (1,500 spaces of which are dedicated to the Datran Center) and the
Miami-Dade rail station.

The Datran Center complex is located just off the main travel arteries of U.S.1 and Kendall Drive, and approximately 10 miles southwest of downtown Miami. The property is also located in close proximity to the Dadeland Mall, as well as the
Palmetto Expressway, thereby providing access to the entire Miami-Dade County area.

As of August 31, 2005, the property was 93.9% leased to 125 tenants, the largest of which is MDM Hotel Group ("MDM"), a Marriott hotel franchisee partnership, which manages the adjacent Marriot Hotel. MDM occupies 37,163 square feet (7.8%
of the property's net rentable area ("NRA")) and its lease expires on December
31, 2038. The second largest tenant is Stephens, Lynn, Klein, LaCava, Hoffman &
Puya, P.A. ("Stephens"), a 49-attorney law firm located in 5 offices. Stephens occupies 27,453 square feet (5.8% of the property's NRA) and its lease expires in April 2014. The third largest tenant is AXA Advisors LLC, ("AXA"), a broker-dealer and investment advisor for AXA Financial, Inc., a member of the global AXA Group, a diverse financial protection and wealth management firm with operations in Western Europe, North America and the Asia/Pacific region and over
$1 trillion in client assets under management as of December 31, 2004. AXA occupies 27,300 square feet (6.0% of the property's NRA) and its lease expires in September 2006.

The property is subject to a ground lease expiring in 2038 and automatically renews through 2082.

THE MARKET(1). The property is located in the Sunset/Kendall submarket, the 5th largest of the 10 Miami-Dade office submarkets. The Miami-Dade office market consists of 481 buildings containing approximately 42.15 million square feet of space. The Miami-Dade office market's vacancy rate was 12.8% as of the Second
Quarter of 2005, representing a decrease from the 15.4% vacancy rate in the
Second Quarter of 2004. In 2004, only 327,000 square feet was added to the
Miami-Dade office market, while 1,062,000 square feet was absorbed. During the same period, no space was added to the Sunset/Kendall submarket. The vacancy rate at the property is 6.1%.

The South Miami/Gables and Sunset/Kendall submarkets currently have the lowest submarket vacancy rates in the Miami-Dade office market (4.2% and 8.0%, respectively, as compared with the Miami-Dade office market vacancy rate of
12.8%). Every year since 2001, the average vacancy rate of the Sunset/Kendall submarket has been lower than the average vacancy rate for the Miami-Dade office market and has never exceeded 10.0%. As of the Second Quarter of 2005, asking rents in the Miami-Dade office submarket were $21.37 per square foot. The rental rate for the Sunset/Kendall submarket ranges from $15.99 to $27.48 per square foot with an average rental rate of $21.37 per square foot. The average in-place rental rate of the property is $24.30 per square foot.

PROPERTY MANAGEMENT. The property is managed by Crescent Real Estate Equities
Limited Partnership, which owns and manages more than 75 office properties totaling approximately 30 million square feet located in eight different states.

-------------------------------------------------------------------------------

1    Certain information was obtained from the Datran Center appraisal dated
     September 19, 2005.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                 DATRAN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   LEASE ROLLOVER SCHEDULE

                       NUMBER
                        OF           SQUARE
                      LEASES         FEET         % OF GLA       BASE RENT
      YEAR           EXPIRING      EXPIRING       EXPIRING       EXPIRING
--------------------------------------------------------------------------------

 VACANT                N/A          29,133           6.1%          N./A
 2005 & MTM            17           30,056           6.3       $   737,845
 2006                  30           97,102          20.4         2,464,443
 2007                  21           45,114           9.5         1,128,367
 2008                  13           51,302          10.8         1,238,175
 2009                  20           59,902          12.6         1,513,224
 2010                  11           49,259          10.3         1,232,659
 2011                   0                0           0.0                 0
 2012                   1            1,733           0.4            42,025
 2013                   1            3,046           0.6            72,403
 2014                   1           27,453           5.8           712,954
 2015                   6           39,873           8.4           997,108
 AFTER                  7           42,439           8.9           728,305
--------------------------------------------------------------------------------
 TOTAL                 128         476,412         100.0%      $10,867,509
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CUMULATIVE
              % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------------------------------------------------------------------------------

 VACANT         N/A          29,133         6.1%         N/A           N/A
 2005 & MTM       6.8%       59,189        12.4%     $   737,845         6.8%
 2006            22.7       156,291        32.8%     $ 3,202,288        29.5%
 2007            10.4       201,405        42.3%     $ 4,330,655        39.6%
 2008            11.4       252,707        53.0%     $ 5,568,830        51.2%
 2009            13.9       312,609        65.5%     $ 7,082,053        65.2%
 2010            11.3       361,868        76.0%     $ 8,314,712        76.5%
 2011             0.0       361,868        76.0%     $ 8,314,712        76.5%
 2012             0.4       363,601        76.3%     $ 8,356,738        76.9%
 2013             0.7       366,647        77.0%     $ 8,429,141        77.6%
 2014             6.6       394,100        82.7%     $ 9,142,095        84.1%
 2015             9.2       433,973        91.1%     $10,139,204        93.3%
 AFTER            6.7       476,412       100.0%     $10,867,509       100.0%
--------------------------------------------------------------------------------
 TOTAL          100.0%
--------------------------------------------------------------------------------

                                    47 of 86

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--------------------------------------------------------------------------------
                                  DATRAN CENTER
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                 DATRAN CENTER
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                 DATRAN CENTER

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                               JEFFERSON COMMONS
--------------------------------------------------------------------------------

                     [2 PHOTOS OF JEFFERSON COMMONS OMITTED]

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--------------------------------------------------------------------------------
                               JEFFERSON COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $56,500,000

CUT-OFF DATE PRINCIPAL BALANCE:        $56,500,000

% OF POOL BY IPB:                      2.0%

LOAN SELLER:                           CIBC Inc.

BORROWER:                              Jefferson Value Associates LP &
                                       Mountain Ventures Newport News,
                                       L.L.C.

SPONSOR:                               Murray H. Goodman

ORIGINATION DATE:                      11/11/05

INTEREST RATE:                          5.1000%

INTEREST ONLY PERIOD:                  120 months

MATURITY DATE:                         12/01/15

AMORTIZATION TYPE:                     Interest-Only

ORIGINAL AMORTIZATION:                 N/A

REMAINING AMORTIZATION:                N/A

CALL PROTECTION:                       L(23), Def(93), O(4)

CROSS-COLLATERALIZATION:               No

LOCK BOX:                              Springing

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                           INITIAL            MONTHLY
                                      -----------------------------------------
TAXES:                                      $292,240             $48,707
INSURANCE:                                   $70,600             $11,767
CAPEX:                                        $3,403              $3,403
TI/LC(1):                                         $0          Guarantee
UNDELIVERED SPACE(2):                     $5,109,069                  $0
TENANT RENT(3):                           $1,826,317                  $0
CONSTRUCTION(4):                          $5,900,000                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Retail -- Anchored

SQUARE FOOTAGE:                        272,226

LOCATION:                              Newport News, VA

YEAR BUILT/RENOVATED:                  2005

OCCUPANCY:                             100.0%

OCCUPANCY DATE:                        11/01/05

NUMBER OF TENANTS:                     46

HISTORICAL NOI:                        N/A

UW REVENUES:                           $5,796,964

UW EXPENSES:                           $1,219,589

UW NOI:                                $4,577,375

UW NET CASH FLOW:                      $4,427,522

APPRAISED VALUE:                       $71,000,000

APPRAISAL DATE:                        10/01/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $208
CUT-OFF DATE LTV:                      79.6%
MATURITY DATE LTV:                     79.6%
UW DSCR:                               1.52x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
                                                                                                                      LEASE
                                                               MOODY'S/     SQUARE                                 EXPIRATION
 TENANT NAME            PARENT COMPANY                       S&P/FITCH(5)    FEET      % OF GLA    BASE RENT PSF      YEAR
------------------------------------------------------------------------------------------------------------------------------

 ROSS DRESS FOR LESS   Ross Stores, Inc.                       NR/BBB       30,187       11.1%       $ 11.00      2015
 T.J. MAXX             TJX Corporation                         A3/A/NR      30,000       11.0%       $  7.95      2015
 OFF BROADWAY SHOES    Off Broadway Shoes, Inc.                             21,305        7.8%       $ 11.73      2015
 PETCO                 Petco Animal Supplies, Inc.            Ba2/BB/NR     15,300        5.6%       $ 16.00      2015
 BASSETT FURNITURE     Bassett Furniture Industries, Inc.                   15,000        5.5%       $ 15.50      2015
 TRADER JOE'S          Trader Joe's Co.                                      12.195       4.5%       $ 16.00      2015
 PIER 1                Pier 1 Imports, Inc.                   Ba2/BB/NR     10,800        4.0%       $ 17.00      2015
------------------------------------------------------------------------------------------------------------------------------

1    In lieu of escrowing funds into the TI/LC reserve the loan sponsor provided a personal guarantee for the payment of all TI/LC expenses. In the event of a transfer of ownership, the transferee will be required to make an initial deposit of $150,000 multiplied by the number of years (or portions thereof)
     that have elapsed since loan origination with ongoing TI/LC collections at the rate of $12,500 per month, capped at $1,000,000, and replenished if drawn.

2    At origination, the borrower deposited $5,109,069 into the undelivered space reserve. Funds will be remitted to the borrower upon delivery to lender of a fully executed tenant estoppel confirming that the borrower has turned the tenant space over to the respective tenant and such tenant has accepted the space.

3    At origination, the borrower deposited $1,826,317 into the tenant rent reserve. Funds will be remitted to the borrower upon delivery to lender of
     (i) for each such tenant that did not delivery a tenant estoppel to lender prior to loan origination, a fully executed tenant estoppel confirming that such tenant is in occupancy, open for business and paying rent, (ii) for each such tenant that delivered an acceptable tenant estoppel to lender prior to loan origination, evidence that such tenant is paying rent, and
     (ii) a final or temporary certificate of occupancy for the space.

4    At origination, the borrower deposited $5,900,000 into the construction reserve. Funds will be remitted to the borrower upon delivery to lender of
     (i) paid invoices for completion of construction or tenant allowances or
     (ii) unpaid invoices with a request for joint checks payable to the borrower and a third party or tenant to be paid. In addition, at origination the loan sponsor executed a completion and performance guarantee for all remaining construction items.

5    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

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--------------------------------------------------------------------------------
                                JEFFERSON COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The Jefferson Commons mortgage loan is secured by a first mortgage interest in a 272,226 square foot anchored shopping center located in Newport
News, Virginia.

THE BORROWER. The borrower consists of two tenants-in-common; (i) Jefferson
Value Associates LP (15%), which is 99% owned by Murray H. Goodman and 1% owned by four executives of the Goodman Company and (ii) Mountain Ventures Newport
News, LLC (85%), which is 85% owned by Murray H. Goodman, and 15% owned by a trust benefiting Mr. Goodman's children.

Mr. Goodman has over 50 years of real estate development experience, during which time he has developed over 15 million square feet of retail, office and hospitality properties throughout Florida and the northeastern United States.

THE PROPERTY. Jefferson Commons is a newly constructed 272,226 square foot anchored shopping center situated on a 48.6-acre land parcel located in Newport
News, Virginia. The property offers 1,443 parking spaces (4.7 spaces per 1,000 square feet).

The property's anchor and in-line space is 100% leased to 46 tenants with national tenants accounting for 77.3% of the net rentable area ("NRA"). The property's anchors, which account for 41.7% of the NRA, include Ross Dress for
Less (11.1% of NRA), TJ Maxx (11.0% of NRA), Pier 1 Imports (4.0% of NRA), Petco
(5.6% of NRA), Trader Joe's (4.5% of NRA) and Basset Furniture (5.5% of NRA).
All anchor tenants are subject to 10-year leases expiring in 2015. The property's in-line tenants account for 58.3% of the NRA and include national retailers such as Game Stop, Shoe Carnival, Off Broadway Shoes, Lane Bryant and
Hallmark. In addition, the property has five pad sites, four of which are ground leased to Texas Roadhouse, Silver Diner, Chili's, Smokey Bones and one that has not yet been leased. The property is also shadow anchored by a 65,000 square foot Kohl's Department Store.

The lender will institute an all-excess cash flow sweep upon the earlier of (i)
any event of default under the loan documents, or (ii) a reduction of the DSCR below 1.15x (on an amortizing basis) for two consecutive quarters. All swept funds will be remitted to the borrower after the DSCR has remained above 1.20x
(on an amortizing basis) for two consecutive quarters, with the first quarter not being sooner than the quarter ending March 31, 2006.

THE MARKET(1). The property is located at the intersection of Bland Boulevard and Jefferson Avenue in Newport News, Virginia. The property is located 1.1 miles west of the Newport News-Williamsburg International Airport. The property is also accessible via several major state roadways including Interstate 64, which is located 2 miles south of the property and serves as the primary north/south roadway providing access to the cities of Richmond, Virginia to the north and Norfolk, Virginia to the south.

The property is situated along Jefferson Avenue in close proximity to national retailers such as Wal-Mart, Sam's Club, Home Depot, Linens N' Things and Lowe's.
In addition, Patrick Henry Mall, which is a 631,000 square foot regional mall that was developed in 1988, is located two miles south of the property. The mall is anchored by Dillard's, Hecht's and JC Penney and is 95% occupied.

The property is located in the Norfolk-Virginia Beach-Newport News metropolitan area, which contains several major military installations including the U.S.
Atlantic Fleet Command, Fort Eustis, Langley Air Force Base, Oceana Naval Air
Station, Norfolk Naval Station and NATO Supreme Allied Command Center. As of
2004, the largest employment sectors included government (29.0%), trade, transportation and utilities (18.0%), and professional and business (13.6%).
Tourism is also a major component of the local economy with the area's beaches attracting 3 to 4 million visitors annually.

According to REIS, the property is located in the Norfolk/Hampton Roads retail market, which as of the Second Quarter of 2005 contained a community center inventory of approximately 12.1 million square feet with a vacancy rate of 7.6%
and an average asking rent of $13.87 per square foot. Over the past year, the
Norfolk/Hampton Roads retail market has exhibited a positive net absorption of
456,000 square feet and a 2.0% decrease in vacancy.

According to REIS, the property is located in the Newport News/Hampton retail submarket, which as of the Second Quarter of 2005 contained a community center inventory of approximately 3.0 million square feet with a vacancy rate of 7.1%
and an average asking rent of $12.83 per square foot. Over the past year, the
Newport News/Hampton Roads retail submarket has exhibited a positive net absorption of 273,000 square feet and a 0.6% decrease in vacancy.

As of June 2005, the population within a 1, 3, and 5-mile radius of the property was 10,775, 77,850, and 155,618 persons, respectively. The median household income within the same radius is $36,431, $51,724, and $52,215, respectively.

PROPERTY MANAGEMENT. The property is managed by the Goodman Properties, Inc., an affiliate of the borrower.

-------------------------------------------------------------------------------

1    Certain information was obtained from the Jefferson Commons appraisal dated
     October 1, 2005.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                                JEFFERSON COMMONS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                 NUMBER                                                     CUMULATIVE
                  OF        SQUARE                             % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT           N/A           0        0.0%        N/A           N/A             0         0.0%         N/A           N/A
 2005 & MTM        0            0        0.0     $        0        0.0%            0         0.0%              0           0.0%
 2006              0            0        0.0              0        0.0             0         0.0%              0           0.0%
 2007              0            0        0.0              0        0.0             0         0.0%              0           0.0%
 2008              2        2,512        0.9         52,864        1.1         2,512         0.9%     $   52,864           1.1%
 2009              1        3,198        1.2         70,356        1.5         5,710         2.1%     $  123,220           2.5%
 2010             15       39,491       14.5        831,812       17.2        45,201        16.6%     $  955,032          19.7%
 2011              7       13,782        5.1        311,509        6.4        58,983        21.7%     $1,266,541          26.2%
 2012              1        2,400        0.9         50,400        1.0        61,383        22.5%     $1,316,941          27.2%
 2013              0            0        0.0              0        0.0        61,383        22.5%     $1,316,941          27.2%
 2014              0            0        0.0              0        0.0        61,383        22.5%     $1,316,941          27.2%
 2015             16      182,409       67.0      2,704,247       55.9       243,792        89.6%     $4,021,188          83.1%
 AFTER             8       28,434       10.4        819,993       16.9       272,226       100.0%     $4,841,181         100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL            50      272,226      100.0%    $4,841,181      100.0%
---------------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                JEFFERSON COMMONS
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                               JEFFERSON COMMONS
--------------------------------------------------------------------------------

                    [SITE PLAN OF JEFFERSON COMMONS OMITTED]

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--------------------------------------------------------------------------------
                              INVESTCORP PORTFOLIO
--------------------------------------------------------------------------------

                   [4 PHOTOS OF INVESTCORP PORTFOLIO OMITTED]

                                    58 of 86

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--------------------------------------------------------------------------------
                              INVESTCORP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $56,100,000

CUT-OFF DATE PRINCIPAL BALANCE:        $56,100,000

% OF POOL BY IPB:                      2.0%

LOAN SELLER:                           CIBC Inc.

BORROWERS:                             Hatfield Industrial LP, Liberty
                                       Rittenhouse LP, Liberty PNC LP,
                                       Liberty Malvern LP, Liberty
                                       Horizon LP

SPONSOR:                               Investcorp Properties Limited

ORIGINATION DATE:                      06/27/05

INTEREST RATE:                         5.0400%

INTEREST ONLY PERIOD:                  60 months

MATURITY DATE:                          07/01/10

AMORTIZATION TYPE:                     Interest-Only

ORIGINAL AMORTIZATION:                 N/A

REMAINING AMORTIZATION:                N/A

CALL PROTECTION:                       L(24), Def(28), O(4)

CROSS-COLLATERALIZATION:               Yes

LOCK BOX:                              Cash Management Agreement

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                         INITIAL          MONTHLY
                                      ------------------------------------------
TAXES:                                     $96,965         $29,345
INSURANCE:                                 $14,221          $7,110
DEFERRED MAINTENANCE:                     $127,825              $0
CAPEX:                                          $0          $5,876
PAYCHEX HOLDBACK(2):                       $90,000              $0
OTIS HOLDBACK(3):                               $0       Springing
CASH COLLATERAL(4):                     $1,200,000              $0
TI/LC(5):                               $1,500,000              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Portfolio

TITLE:                                 Fee

PROPERTY TYPE:                         Various

SQUARE FOOTAGE:                        640,969

LOCATION:                              Various, PA

YEAR BUILT/RENOVATED:                  Various

OCCUPANCY:                             89.9%

OCCUPANCY DATE:                        07/01/05

NUMBER OF TENANTS:                     32

HISTORICAL NOI:

  2003:                                $1,693,762

  2004:                                $2,074,813

  TTM AS OF 04/30/05:                  $2,683,500

UW REVENUES:                           $7,979,187

UW EXPENSES:                           $3,128,857

UW NOI(1):                             $4,850,330

UW NET CASH FLOW:                      $4,390,835

APPRAISED VALUE:                       $70,300,000

APPRAISAL DATE:                        06/24/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $88
CUT-OFF DATE LTV:                      79.8%
MATURITY DATE LTV:                     79.8%
UW DSCR:                               1.53x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS

                                                                                                                       LEASE
                                                                       MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                     PARENT COMPANY                      S&P/FITCH(6)   FEET       GLA         PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------

 OTIS ELEVATOR COMPANY(7)       United Technologies Corporation        A2/A/A+   268,259   41.9%      $  3.66        Various
 FILE SAFE                      File Safe Corporation                             60,000    9.4%      $  3.25         2009
 SANFORD BROWN ULTRASOUND
 DIAGNOSTIC PARTNERSHIP(8)      The Sanford Brown Institute                       35,516    5.5%      $ 21.67         2013
 INTERNATIONAL SOS ASSISTANCE   International SOS Assistance Inc.                 33,108    5.2%      $ 23.50         2015
------------------------------------------------------------------------------------------------------------------------------

1    The increase in U/W NOI as compared to historical levels is attributable to
     18 tenants having leased 135,651 square feet at the properties in 2004 and
     2005.

2    At origination, the borrower deposited $90,000 into the Paychex reserve account. The funds will be remitted to the borrower in the event that (i)
     Paychex renews its lease for a term of no less than 5 years beyond the current lease expiration or (ii) a replacement tenant acceptable to the lender signs a lease for a term of no less than 5 years, is open for business and delivers a clean estoppel to the lender.

3    The borrower will commence making monthly deposits of $12,500 upon the earliest to occur of (i) Otis Elevator Company ("Otis") giving notice of non-renewal for its leases expiring in 2007 (68,779 square feet), (ii) the passing of the deadline for Otis to renew its leases expiring in 2007 or
     (iii) 12 months prior to Otis' 2007 lease expirations. The Otis reserve is capped at $150,000 and funds will be remitted to the borrower provided that
     (a) Otis renews its leases expiring in 2007 for a term of no less than 5 years or (b) a new tenant that is acceptable to the lender signs a lease to occupy the 68,779 square feet of space for a term of no less than 5 years, is open for business and delivers a clean estoppel to the lender.

4    At origination, the borrower deposited $1,200,000 with the lender as additional security for the loan. The funds will be remitted to the borrower when the DSCR for the prior calendar quarter is greater than or equal to 1.25x (on an amortizing basis).

5    At origination, the borrower deposited $1,500,000 into a Rent Concession reserve in connection with rent abatements for certain tenants as outlined in the loan documents. As each tenant commences paying full contractual rent, funds allocated for such tenant will be transferred into a TI/LC reserve, which will ultimately total $1,500,000. The first transfer into the TI/LC reserve account will be reduced by $40,000 to accommodate the difference between the holdback amount and the total concessions
     ($1,540,104). All tenants are expected to commence paying full unabated rent by July 1, 2006. $1,125,000 of the transferred funds may only be drawn upon to cover TI/LC costs associated with approximately 45,000 square feet of raw space at Malvern Executive Center. The remaining $375,000 may be drawn upon to cover TI/LC costs for built-out space at the remaining properties.

6    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

7    Otis Elevator Company is currently subject to three leases at the Otis
     Elevator Building as outlined in the table on the following page.

8    Sanford Brown Ultrasound Diagnostic Partnership is currently subject to two leases at Horizon One as outlined in the table on the following page.

                                    59 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              INVESTCORP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          OTIS ELEVATOR COMPANY LEASES

                                                                   LEASE
                                 SQUARE         BASE RENT       EXPIRATION
 PROPERTY NAME                    FEET      PER SQUARE FOOT        YEAR
--------------------------------------------------------------------------------
  OTIS ELEVATOR BUILDING       199,480     $ 3.83                 2014
  OTIS ELEVATOR BUILDING        52,883     $ 3.15                 2007
  OTIS ELEVATOR BUILDING        15,896     $ 3.25                 2007
--------------------------------------------------------------------------------
  TOTAL/WTD. AVG.              268,259     $ 3.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SANFORD BROWN ULTRASOUND
                          DIAGNOSTIC PARTNERSHIP LEASES

                                                                    LEASE
                                  SQUARE         BASE RENT       EXPIRATION
 PROPERTY NAME                     FEET      PER SQUARE FOOT        YEAR
--------------------------------------------------------------------------------
  HORIZON ONE                    33,734     $ 21.63                2013
  HORIZON ONE                     1,782     $ 22.50                2015
--------------------------------------------------------------------------------
  TOTAL/WTD. AVG.                35,516     $ 21.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PORTFOLIO SUMMARY

                                    (LOCATION)        YEAR    SQUARE
 PROPERTY NAME                    CITY, STATE        BUILT     FEET
--------------------------------------------------------------------------------
 HORIZON ONE                Bensalem Township, PA    2003    126,858
 OTIS ELEVATOR BUILDING     Hatfield, PA             1967    328,259
 MALVERN EXECUTIVE CENTER   Malvern, PA              2003     89,912
 RITTENHOUSE II             Norristown, PA           2002     43,519
 PNC BANK BUILDING          Norristown, PA           1924     52,421
--------------------------------------------------------------------------------
 TOTAL                                                       640,969
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            % OF                                 APPRAISED VALUE
 PROPERTY NAME              GLA                TOP TENANTS          (AS IS)
--------------------------------------------------------------------------------
 HORIZON ONE                19.8%  International SOS Assistance,  $29,000,000
                                        Sanford Brown Ultrasound
                                         Diagnostic Partnership,
                                                 Lamm Rubenstein
 OTIS ELEVATOR BUILDING     51.2          Otis Elevator Company,   15,500,000
                                           File Safe Corporation
 MALVERN EXECUTIVE CENTER   14.0    Atlantic Medical Management,   14,000,000
                                          USA Technologies Inc.,
                                                     Wells Fargo
 RITTENHOUSE II              6.8          Paychex North America,    8,250,000
                                     Disciplinary Supreme Court,
                                       Professional Underwriters
 PNC BANK BUILDING           8.2                       PNC Bank,    3,550,000
                                           Wolf, Block, Schorr &
                                                 Solis-Cohen LLP
--------------------------------------------------------------------------------
 TOTAL                     100.0%                                 $70,300,000
--------------------------------------------------------------------------------

                                    60 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              INVESTCORP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The Investcorp Portfolio mortgage loan is secured by the first mortgage interest in four office buildings and one industrial property totaling
640,969 square feet located in suburban Philadelphia, Pennsylvania.

THE BORROWER. The borrower is comprised of a group of single asset entities
(Hatfield Industrial, LP, Liberty Rittenhouse,LP, Liberty PNC, LP, Liberty
Malvern, LP, and Liberty Horizon, LP) controlled by Investcorp Properties
Limited, an affiliate of Investcorp International Realty Inc., which in turn is a subsidiary of Investcorp SA, which is the principal operating entity of
Investcorp Group.

Investcorp Group is a major global investment company with offices in London,
New York, and Bahrain. Since 1995, Investcorp Group has acquired 120 properties valued at approximately $3.4 billion and currently manages a commercial real estate portfolio valued at approximately $1.8 billion. Investcorp Group manages total investments of approximately $8.6 billion and raised more than $800 million in new funds from clients in 2004.

THE PROPERTIES. The Investcorp Portfolio consists of four office buildings
(312,710 square feet) and one industrial building (328,259 square feet) located in suburban Philadelphia, Pennsylvania.

HORIZON ONE
-----------

Horizon One is a 4-story, 126,858 square foot, Class A office building situated on a 7.7-acre land parcel located in Bensalem Township, Pennsylvania. The property was built in 2003 and offers 622 parking spaces (4.9 spaces per 1,000 square feet).

The property is 100% leased by 11 tenants. The Sanford Brown Ultrasound
Diagnostic Partnership (the largest tenant) is an educational center for medical professionals, which occupies 35,516 square feet (28.0% of Net Rentable Area
"NRA") and is subject to two leases expiring in 2013 (33,734 square feet) and
2015 (1,782 square feet), respectively. International SOS Assistance Inc. (the second largest tenant) is a healthcare management consulting firm, which occupies 33,108 square feet (26.1% of NRA) and is subject to an 11-year lease expiring in 2015 with one 5-year extension option. The remaining 9 tenants consist of various financial, engineering and law firms.

OTIS ELEVATOR BUILDING
----------------------

Otis Elevator Building is a 1-story and part 2-story, 328,259 square foot light manufacturing industrial property situated on a 42.2-acre land parcel located in
Hatfield Township, Pennsylvania. The property was built in 1967, renovated in
1998, and offers 548 parking spaces (1.7 spaces per 1,000 square feet).

The property is 100% occupied by two tenants. Otis Elevator Company (the largest tenant) is the world's largest manufacturer of elevators, escalators and moving walks, which occupies 268,259 square feet (81.7% of NRA) and is subject to 3 leases, with one lease expiring in 2014 (199,780 square feet) and two leases expiring in 2007 (68,779 square feet). The leases expiring in 2007 each have one
5 year extension option. FileSafe Corporation is a paper document management company, which occupies 60,000 square feet (18.3% of NRA) and is subject to a
10-year lease expiring in 2009.

MALVERN EXECUTIVE CENTER
------------------------

Malvern Executive Center is a 3-story, 89,912 square foot, Class A office building situated on 32.4-acre land parcel located in Malvern, Pennsylvania. The property was built in 2003 and offers 358 parking spaces (4.0 spaces per 1,000 square feet).

The property is 47% occupied by 6 tenants. USA Technologies (the largest tenant)
is a provider of wireless, micro-transactions and networking services, which occupies 17,249 square feet (19.2% of NRA) and is subject to a 7.6-year lease expiring in 2010 with one 3-year extension option. Atlantic Medical Management
Services (the second largest tenant) occupies 12,091 square feet (13.4% of NRA)
and is subject to a 10-year lease expiring in 2014 with two 5-year extension options. The remaining 4 tenants consists of various financial, medical and other professional firms.

RITTENHOUSE II
--------------

Rittenhouse II is a 2-story, 43,519 square foot, Class A office building situated on a 6.79-acre land parcel located in Norristown, Pennsylvania. The property was constructed in 2002 and offers 174 parking spaces (4.0 spaces per
1,000 square feet).

The property is 96.7% occupied by 4 tenants. Paychex North America (the largest tenant) is a national provider of payroll, human resource, and benefits outsourcing solutions, which occupies 12,419 square feet (28.5% of NRA) and is subject to a 10-year lease expiring in 2007. Disciplinary Board Supreme Court
(the second largest tenant) occupies 10,903 square feet (25.1% of NRA) and is subject to a 10-year lease expiring in 2012. The remaining two tenants are
Professional Underwriters (23.4% of NRA) and Alco Industries (23.0% of NRA).

-------------------------------------------------------------------------------

                                    61 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              INVESTCORP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PNC BANK BUILDING
-----------------

PNC Bank is a 6-story, 52,421 square foot, Class B office building situated on a
0.7-acre land parcel located in Norristown, Pennsylvania. The property was built in 1924, renovated in 2004, and offers 65 parking spaces (1.5 spaces per 1,000 square feet).

The property is 70.0% occupied by 6 tenants. PNC Bank (the largest tenant) is a retail bank branch, which occupies 13,984 square feet (26.7% of NRA) and is subject to a 5-year lease expiring in 2007 with four 5-year extension options.
Wolf, Block, Schorr & Solis-Cohen (the second largest tenant) is a full-service law firm that occupies 8,978 square feet (17.1% of NRA), subject to a 5-year lease expiring in 2009 with one 5-year extension option.

Releases of individual properties are permitted subject to defeasance of 120% of the allocated loan amount and a minimum DSCR of 1.25x (on an amortizing basis)
on the remaining exposure post release.

THE MARKET.(1)

PORTFOLIO
---------

The four properties in the Invescorp Portfolio are located in the Philadeplhia
Metropolitan Statistical Area ("MSA"), which as of year-end 2004 had a population of approximately 5.7 million. The Philadelphia MSA is located in the nation's northeast corridor, 100 miles south of New York and 133 miles north of
Washington, D.C. The major travel thoroughfares include Interstate 76 and the
Pennsylvania Turnpike (Interstate-276), which are six-lane highways that run through southern and central Pennsylvania, linking Philadelphia with New Jersey to the east and Pittsburgh to the west. The Philadelphia MSA also offers a public transportation network, which includes the Southeastern Pennsylvania
Transportation Authority, which provides commuter bus and rail service to
Philadelphia and the four suburban Pennsylvania counties and the Port Authority
Transit Corporation Hi-Speed train line which serves commuters in the New Jersey suburbs of Philadelphia and transports over 40,000 passengers per day.

According to REIS, the Horizon One, Malvern Executive Park, Rittenhouse II and
PNC Bank Building are located in the Philadelphia office market, which as of the
Second Quarter of 2005 contained an inventory of approximately 105.1 million square feet (1,029 buildings), representing a 1.0% increase over the previous year, and a positive net absorption of 283,000 square feet. The Philadelphia office market exhibited a vacancy rate of 13.3%, representing a 0.5% decrease from year-end 2004, with an average asking rent of $22.00 per square foot.
According to REIS estimates, the property's overall market vacancy and average asking rents are expected to improve to 11.6% and $23.59 per square foot, respectively, by 2008. Further, the Philadelphia Class A office market contained an inventory of approximately 62.5 million square feet with a vacancy rate of
12.9%, an average asking rent of $24.53 per square foot, and a positive net absorption of 356,000 square feet.

The Otis Elevator Building is located in the Philadelphia metropolitan industrial market, which as of the First Quarter of 2005 contained approximately
257.4 million square feet of industrial space (4,017 buildings) with a vacancy rate of 12.0%. Further, the Philadelphia metropolitan industrial market contained an inventory of approximately 61.1 million square feet of manufacturing space with a vacancy rate of 8.5%, and an average asking rental rate of $4.08 per square foot.

HORIZON ONE
-----------

The property is located along Horizon Boulevard adjacent to the entrance ramp to the Pennsylvania Turnpike in Bensalem Township, Pennsylvania. The property's immediate neighborhood is commercial in nature with the Northbrook Office Campus to the north and a WalMart and Lowe's (under development) to the south. As of year-end 2004, the population within a 1-, 3- and 5-mile radius of the property was 6,561, 91,837 and 254,471 people, respectively. The median household income within the same radii was $47,165, $57,141 and $57,914, respectively.

According to REIS, the property is located within the Southern Bucks office submarket, which as of the Second Quarter of 2005 contained an inventory of approximately 4.7 million square feet (92 buildings) with a vacancy rate of
12.3% and an average asking rent of $21.17 per square foot. According to REIS estimates, the property's submarket vacancy and average asking rents are expected to improve to 9.0% and $22.52 per square foot, respectively, by 2008.
The Southern Bucks submarket contains an inventory of approximately 2.5 million square feet of Class A office space with a vacancy rate of 11.4% and an average asking rent of $24.07 per square foot.

OTIS ELEVATOR BUILDING
----------------------

The property is located along Township Line Road, 1/2 mile southwest of Route
309, in Hatfield Township, Pennsylvania. The property's immediate neighborhood consists primarily of warehouse and light industrial properties. As of year-end
2004, the population within a 1-, 3- and 5-mile radius of the property was
4,304, 41,400 and 117,279 people, respectively. The median household income within the same radii was $53,343, $59,166 and $64,052, respectively.

The property is located within the Montgomery County industrial submarket, which as of the First Quarter of 2005 contained approximately 44.9 million square feet of industrial space with a vacancy rate of 15.9% and an average asking rent of
$4.20 per square foot. The property is further located in the North Penn micro-market, which as of the First Quarter of 2005 contained an inventory of
9.3 million square feet of industrial space (166 buildings) and had a vacancy rate of 9.7% (5.4% for manufacturing properties).

-------------------------------------------------------------------------------

1    Certain information was obtained from the Investcorp Portfolio appraisal dated June 24, 2005.

                                    62 of 86

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--------------------------------------------------------------------------------
                              INVESTCORP PORTFOLIO
--------------------------------------------------------------------------------

MALVERN EXECUTIVE CENTER
------------------------

The property is situated in the Great Valley Corporate Center, which is an approximately 3.0 million square foot planned mixed use (retail/office)
development in Malvern, Pennsylvania. As of year-end 2004, the population within a 1-, 3- and 5-mile radius of the property was 5,240, 29,247 and 74,667 people, respectively. The median household income within the same radii was $72,971,
$75,160 and $83,958, respectively.

According to REIS, the property is located within the South Chester submarket, which as of the Second Quarter of 2005 contained an inventory of approximately
6.7 million square feet (116 buildings) with a vacancy rate of 16.9% and an average asking rent of $23.54 per square foot. According to REIS estimates, the property's submarket vacancy and average asking rent are expected to improve to
10.0% and $25.17 per square foot, respectively, by 2008. The South Chester submarket contains an inventory of approximately 4.8 million square feet of
Class A office space with a vacancy rate of 16.5% and an average asking rent of
$25.52 per square foot.

PNC BANK & RITTENHOUSE II
-------------------------

PNC Bank is located on West Main Street, one block from the County Courthouse in downtown Norristown, Pennsylvania. The property's immediate vicinity includes professional offices to the north, mixed retail and residential uses to the south and west, and the Montgomery County Courthouse to the east. As of year-end
2004, the population within a 1-, 3- and 5-mile radius of the property was
27,430, 90,237 and 170,467 people, respectively. The median household income within the same radii was $34,772, $53,295 and $63,951, respectively.

Rittenhouse II is located within the Valley Forge Corporate Park in Norristown,
Pennsylvania. The property's neighborhood is characterized by a mix of residential, commercial and industrial uses. As of year-end 2004, the population within a 1, 3 and 5-mile radius of the property was 4,803, 50,858 and 147,873 people, respectively. The median household income within the same radii was
$95,611, $84,707 and $80,765, respectively.

According to REIS, the properties are located within the North Montgomery submarket, which as of the Second Quarter of 2005 contained an inventory of approximately 2.4 million square feet (46 buildings) with a vacancy rate of
21.1% and an average asking rent of $18.53 per square foot. According to REIS estimates, the properties' submarket vacancy and average asking rent are expected to improve to 10.3% and $19.72 per square foot, respectively, by 2008.
The North Montgomery submarket contains an inventory of approximately 627,000 square feet of Class A office space with a vacancy rate of 16.6% and an average asking rent of $22.65 per square foot.

PROPERTY MANAGEMENT. The properties are managed by O'Neill Properties Group,
LP., which manages approximately 4.0 million square feet of commercial real estate in Pennsylvania and Massachusetts.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 LEASE ROLLOVER SCHEDULE

                      NUMBER OF       SQUARE
                       LEASES         FEET        % OF GLA      BASE RENT
      YEAR            EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------------------------------------------------------------------------------

 VACANT                  N/A         64,826         10.1%          N/A
 2005 & MTM               1          10,176          1.6       $  228,960
 2006                     1           1,500          0.2           18,375
 2007                     5          95,866         15.0          642,090
 2008                     1           2,978          0.5           40,248
 2009                     4          77,920         12.2          534,013
 2010                     8          51,450          8.0        1,179,118
 2011                     2          16,127          2.5          283,265
 2012                     3          22,422          3.5          501,878
 2013                     1          33,734          5.3          729,666
 2014                     2         211,571         33.0        1,038,474
 2015                     4          52,399          8.2        1,208,333
 AFTER                    0               0          0.0                0
--------------------------------------------------------------------------------
 TOTAL                   32         640,969        100.0%      $6,404,420
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CUMULATIVE
                              SQUARE     CUMULATIVE   CUMULATIVE   CUMULATIVE
               % OF BASE       FEET       % OF GLA    BASE RENT  % OF BASE RENT
      YEAR  RENT EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING
--------------------------------------------------------------------------------

 VACANT          N/A           64,826       10.1%        N/A            N/A
 2005 & MTM       3.6%         75,002       11.7%    $  228,960        3.6%
 2006             0.3          76,502       11.9%    $  247,335        3.9%
 2007            10.0         172,368       26.9%    $  889,425       13.9%
 2008             0.6         175,346       27.4%    $  929,673       14.5%
 2009             8.3         253,266       39.5%    $1,463,686       22.9%
 2010            18.4         304,716       47.5%    $2,642,804       41.3%
 2011             4.4         320,843       50.1%    $2,926,069       45.7%
 2012             7.8         343,265       53.6%    $3,427,947       53.5%
 2013            11.4         376,999       58.8%    $4,157,613       64.9%
 2014            16.2         588,570       91.8%    $5,196,087       81.1%
 2015            18.9         640,969      100.0%    $6,404,420      100.0%
 AFTER            0.0         640,969      100.0%    $6,404,420      100.0%
--------------------------------------------------------------------------------
 TOTAL          100.0%
--------------------------------------------------------------------------------

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                              INVESTCORP PORTFOLIO
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATIONS OF INVESTCORP PORTFOLIO OMITTED]

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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--------------------------------------------------------------------------------
                         CASA DEL LAGO MOBILE HOME PARK
--------------------------------------------------------------------------------

              [4 PHOTOS OF CASA DEL LAGO MOBILE HOME PARK OMITTED]

                                    66 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                         CASA DEL LAGO MOBILE HOME PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $55,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $55,000,000

% OF POOL BY IPB:                      2.0%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              San Jose Investments, Ltd.

SPONSORS:                              Jeffrey A. Kaplan, Thomas T. Tatum

ORIGINATION DATE:                      09/26/05

INTEREST RATE:                         5.2900%

INTEREST ONLY PERIOD:                  36 months

MATURITY DATE:                         10/01/15

AMORTIZATION TYPE:                     IO-Balloon

ORIGINAL AMORTIZATION:                 360 months

REMAINING AMORTIZATION:                360 months

CALL PROTECTION:                       L(24),Def(91),O(4)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              No

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     ESCROWS
-------------------------------------------------------------------------------
ESCROWS/RESERVES:                          INITIAL          MONTHLY
                                       ----------------------------------------
TAXES:                                     $216,365         $36,061
INSURANCE(1):                                    $0              $0
CAP EX:                                          $0          $1,333
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Manufactured Housing

UNITS                                  618

LOCATION:                              San Jose, CA

YEAR BUILT/RENOVATED:                  1971

OCCUPANCY:                             97.9%

OCCUPANCY DATE:                        08/31/05

NUMBER OF TENANTS:                     N/A

HISTORICAL NOI:

  2003:                                $5,201,099

  2004:                                $4,970,782

  TTM AS OF 08/31/05:                  $5,162,485

UW REVENUES:                           $7,140,351

UW EXPENSES:                           $2,511,119

UW NOI:                                $4,629,232

UW NET CASH FLOW:                      $4,598,332

APPRAISED VALUE:                       $69,500,000

APPRAISAL DATE:                        08/30/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $88,997
CUT-OFF DATE LTV:                      79.1%
MATURITY DATE LTV:                     70.5%
UW DSCR:                               1.26x
--------------------------------------------------------------------------------

1    Monthly escrows for insurance have been waived because the property is subject to a blanket insurance policy.

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                         CASA DEL LAGO MOBILE HOME PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The Casa Del Lago Mobile Home Park mortgage loan is secured by a fee simple first mortgage on a 618 pad, manufactured housing community located in
San Jose, California.

THE BORROWER. The borrower, San Jose Investments Ltd., is a single-purpose entity and has owned the property since 1983. Jeffrey Kaplan and Thomas T.
Tatum, the sponsors, have a combined 50-plus years of real estate experience.
They currently own 20 manufactured housing communities throughout California totaling 4,846 pads.

THE PROPERTY. The Casa Del Lago Mobile Home Park is comprised of 618 pads, 2 of which are single-wide, 226 of which are double-wide, and 390 of which are triple-wide. The property was developed in 1971. The residential amenities include a lake, two pools, a spa, tennis/basketball courts, RV storage and laundry facilities. As of July 31, 2005, the property's historic occupancy rate has been approximately 97.0%. Current average rent per pad is $886. The subject is located in northeastern San Jose, approximately 5 miles north of the San Jose central business district. The property is bound by Interstate-880 (a major East
Bay traffic artery).

THE MARKET(1). The Casa Del Lago Mobile Home Park is located in San Jose, Santa
Clara County, California. The primary property uses in the immediate surrounding area are light industrial and research/development. There are 5 comparable properties in the surrounding area, all of which have occupancy rates of greater than 95% and average pad rent of $808 per month.

The property's area is substantially built out with little vacant land available for mobile home park development. Construction of mobile home parks has not occurred in the area for over 20 years, and there are currently no proposed projects in the vicinity of the property. As of December 2004, the average home price in Santa Clara County was $574,750.

According to the appraisal, as of 2004, the population within a 3- and 5-mile radius of the property was 132,807 and 372,845, respectively, with a median household income of $90,111 and $74,573, respectively.

The primary employment industries in the area are light manufacturing, retail and education. The largest private employers in the metropolitan statistical area are Stanford University, Cisco Systems and Hewlett-Packard, and the largest public-sector employers are Santa Clara County, the City of San Jose and the San
Jose Unified School District.

PROPERTY MANAGEMENT. The property manager of the Casa Del Lago Mobile Home Park is Mobile Community Management, a subsidiary of Tatum-Kaplan Financial Group and an affiliate of the borrower.

-------------------------------------------------------------------------------

1    Certain information was obtained from the Casa Del Lago Mobile Home Park appraisal dated August 30, 2005.

                                    68 of 86

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                         CASA DEL LAGO MOBILE HOME PARK
--------------------------------------------------------------------------------

      [2 MAPS INDICATING LOCATION OF CASA DEL LAGO MOBILE HOME PARK OMITTED]

                                    69 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               1979 MARCUS AVENUE
--------------------------------------------------------------------------------

                    [3 PHOTOS OF 1979 MARCUS AVENUE OMITTED]

                                    70 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               1979 MARCUS AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $42,800,000

CUT-OFF DATE PRINCIPAL BALANCE:        $42,800,000

% OF POOL BY IPB:                      1.5%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              1979 Marcus Avenue Associates,
                                       LLC

SPONSORS:                              Willett Companies
                                       Lincoln Equities

ORIGINATION DATE:                      07/20/05

INTEREST RATE:                         5.0400%

INTEREST ONLY PERIOD:                  60 months

MATURITY DATE:                         08/01/15

AMORTIZATION TYPE:                     IO-Balloon

ORIGINAL AMORTIZATION:                 360 months

REMAINING AMORTIZATION:                360 months

CALL PROTECTION:                       L(24),Def(91),O(2)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              No

ADDITIONAL DEBT:                       No(1)

ADDITIONAL DEBT TYPE:                  Mezzanine Debt Permitted1

LOAN PURPOSE:                          Acquisition

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                            INITIAL           MONTHLY
                                       -----------------------------------------
TAXES:                                        $564,900         $188,300
INSURANCE:                                     $35,045          $11,682
CAP EX:                                             $0           $9,683
TI/LC(3):                                   $1,132,907               $0
REQUIRED REPAIRS(4):                        $4,500,000               $0
IPRO HOLDBACK(5):                           $1,000,000               $0
COLDATA HOLDBACK(6):                          $800,000               $0

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Office-Suburban

SQUARE FOOTAGE:                        348,501

LOCATION:                              New Hyde Park, NY

YEAR BUILT/RENOVATED:                  1988

OCCUPANCY:                             93.5%

OCCUPANCY DATE:                        06/01/05

NUMBER OF TENANTS:                     35

HISTORICAL NOI:

  2003                                 $3,138,571

  2004                                 $2,449,696

  TTM AS OF 06/30/05:                  $2,480,871

UW REVENUES:                           $9,041,101

UW EXPENSES:                           $5,042,286

UW NOI(2):                             $3,998,815

UW NET CASH FLOW:                      $3,438,425

APPRAISED VALUE:                       $56,500,000

APPRAISAL DATE:                        06/14/05

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $123
CUT-OFF DATE LTV:                      75.8%
MATURITY DATE LTV:                     69.9%
UW DSCR:                               1.24x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                SIGNIFICANT TENANTS

                                                                         MOODY'S/
 TENANTS                                     PARENT COMPANY            S&P/FITCH(7)
------------------------------------------------------------------------------------

 IPRO                             IPRO
 COLDATA INC.                     Coldata Inc.
 RAYTEL MEDICAL CORPORATION       SHL Telemedicine Ltd.
 NORTH SHORE COMMUNITY SERVICES   North Shore Community Services
 RECKSON EXECUTIVE CENTERS, LLC   Reckson Associates Realty Corp.    Baa2/BBB--/BBB
------------------------------------------------------------------------------------

                                                                              LEASE
                                                               BASE RENT   EXPIRATION
 TENANTS                            SQUARE FEET    % OF GLA       PSF         YEAR
------------------------------------------------------------------------------------

 IPRO                             77,301         22.2%         $ 23.50    2005
 COLDATA INC.                     29,613          8.5%         $ 30.07    2010
 RAYTEL MEDICAL CORPORATION       27,659          7.9%         $ 20.70    2012
 NORTH SHORE COMMUNITY SERVICES   26,071          7.5%         $ 25.35    2010
 RECKSON EXECUTIVE CENTERS, LLC   18,616          5.3%         $ 25.78    2012
------------------------------------------------------------------------------------

1    Future mezzanine financing is allowed upon the satisfaction of certain conditions including, among other things, a DSCR of greater than 1.20x and a LTV of less than 80%.

2    The increase in UW NOI versus historical NOI is primarily due to increased occupancy from a rate of approximately 80.0% to a current rate of 93.5%

3    At origination, the borrower deposited the cash sum of $1,132,906.65 with the lender to be used in connection with tenant improvements and leasing commissions. The borrower is required to use the escrowed amount to complete certain improvements for four tenants at the property.

4    At origination, the borrower deposited the cash sum of $4,500,000 with the lender for required repairs to the property. These funds may be drawn upon by the borrower upon receipt by the lender of, among other things, (i) a request for release specifying the amount requested and the immediate repairs to be paid for and (ii) invoices, conditional lien releases
     (conditioned only on prepayment) and certifications from contractors.

5    At origination, the borrower deposited the cash sum of $1,000,000 with the lender relating to 77,301 square feet of space leased to Island Peer Review
     Organization ("IPRO"). Provided that no event of default or any event that that would constitute an event of default occurs before IPRO has commenced paying rent pursuant to its lease, the lender has agreed to release the
     IPRO escrow to the borrower in four equal installments at the end of each of the following months, (i) January 2006, (ii) April 2006, (iii) July 2006 and (iv) September 2006.

6    At origination, the borrower deposited the cash sum of $800,000 with the lender relating to 29,613 square feet of space leased to Coldata, Inc.
     ("Coldata"). The funds will be held in escrow until a replacement tenant is in occupancy and paying minimum rent of $28.50 per square foot. The lender has agreed to release the funds upon the satisfaction of the following conditions, (i) no event of default has occurred, (ii) one (1) new tenant has executed an arms-length lease for all or any part of the Coldata space paying full and unabated rent, (iii) borrower has provided the lender with an updated rent roll evidencing the new lease, and (iv) the borrower has requested a release of the Coldata escrow in writing and delivered satisfactory evidence that the terms have been met.

7    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    71 of 86

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               1979 MARCUS AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LOAN. The 1979 Marcus Avenue loan is secured by a fee interest in a 348,501 square foot Class A office building located in New Hyde Park, New York.

THE BORROWER. The borrowing entity is comprised of Willett Companies (95%) and
Lincoln Equities (5%). The key principals of Willet Companies are Frank Kenny and Bruce Beswick, and the key principals of Lincoln Equities are Joel
Bergstein, David Weinstein and Chaim Wachaman.

THE PROPERTY. 1979 Marcus Avenue is a four level, 348,501 square foot Class A office building constructed in 1988. The property is located on an 8.5 acre site atop a below-grade parking garage. The bottom floor of the building consists of a windowed concourse level, which includes a full-service cafe and a fitness center. The building features a full height central atrium core with skylights, glass elevators, and granite and glass finishes. 1979 Marcus Avenue was the last building developed as part of a four building complex with a shared driveway with security points and access to traffic light intersections at both Marcus
Avenue and Union Turnpike.

The property is centrally located in a commercial and office district, in close proximity to Manhattan (20 miles), JFK (18 miles) and LaGuardia (13 miles)
airports, the Long Island Expressway/I-495 (1 mile) and the Northern State
Parkway (1/2 mile). The property is also located in close proximity to several hotels and conference centers, colleges and universities, the Nassau Coliseum, cultural attractions and shopping centers, including the Roosevelt Field Mall.
The property, which fronts Union Turnpike, is part of a four-building complex that shares an internal driveway with security points and traffic light access onto both Marcus Avenue and Union Turnpike.

As of June 1, 2005, the property is 93.5% occupied by 35 tenants. The largest tenant, Island Peer Review Organization ("IPRO"), is a health care evaluation and quality improvement organization. IPRO is an independent not-for-profit corporation that assesses the value of health care services received by consumers in an attempt to improve the quality of health care services provided by Medicare beneficiaries across the State of New York. IPRO has been in operation since 1983.

Coldata Inc., the second largest tenant, also known as Allied Interstate, is the largest provider of collection services in the United States and specializes in third-party accounts receivables management services with nearly 30 years of experience in local, state, and federal collections. Coldata, Inc. is a member of the IntelliRisk Management Company ("IRMC") Family of companies. IRMC specializes in collections, accounts receivable management, and customer retention services through its 6,000 employees in North America, Europe, and
Asia.

Raytel Medical Corporation ("Raytel"), the third largest tenant, is a cardiovascular healthcare service provider and is a wholly owned subsidiary of
SHL TeleMedicine Ltd. ("SHL"), headquartered in Israel. SHL develops and markets advanced personal telemedicine systems as well as medical call center services to subscribers. It provides remote monitoring services in cardiology, pulmonary and other areas. SHL operates in the United States through Raytel, which is comprised of two healthcare service divisions.

THE MARKET(1). The property is located between Marcus Avenue and Union Turnpike, which is west of New Hyde Park Road in an area known as Lake Success in the town of North Hempstead. North Hempstead is situated in western Nassau County of Long
Island. Lake Success is located near the Northern State/Grand Central Parkway, the Long Island Expressway and the Cross Island Parkway and several local roadways that include New Hyde Park Road, Jericho Turnpike, Union Turnpike,
Hillside Avenue and Lakeville Road. The average asking rent for office space in the Western Nassau market is $27.33 per square foot as of the First Quarter
2005.

To the north of the site is a shopping center anchored by a Pathmark and
Merillion Park, a village park with baseball fields. To the south is the "Lake
Success Shopping Center", a regional center anchored by JCPenny, Loehmann's,
Modell's and Sears. The neighborhood also consists of a mix of commercial and residential property uses. The commercial uses consist of office buildings, retail properties, restaurants, fast food establishments and apartment buildings. The residential properties are a mix of single family detached dwellings and townhouse residential complexes.

The Long Island office market consists of approximately 29.1 million square feet. With a year-end 2004 vacancy rate of 9.4%, Long Island has the lowest vacancy rate in the New York metropolitan area and one of the lowest vacancy rates of any suburban office market in the nation.

The 2004 population within a 3- and 5-mile radius of the property was 206,173 and 587,116 people, respectively. The 2004 estimated average household income within a 3- and 5-mile radius of the property was $106,481 and $98,584, respectively.

PROPERTY MANAGEMENT. 1979 Marcus Avenue is managed by Lincoln Equities, an affiliate of the borrowing entity. Lincoln Equities owns and manages over 2 million square feet of commercial space in metropolitan New York and has been in business for over 20 years.

-------------------------------------------------------------------------------

1    Certain information was obtained from the 1979 Marcus Avenue appraisal dated June 14, 2005.

                                    72 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               1979 MARCUS AVENUE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                 NUMBER                                                     CUMULATIVE
                  OF        SQUARE                             % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT           N/A      22,810        6.5%        N/A           N/A        22,810          6.5%       N/A              N/A
 2005 & MTM       11       97,990       28.1     $2,299,174       25.4%      120,800         34.7%   $2,299,174          25.4%
 2006              5       19,450        5.6        516,335        5.7       140,250         40.2%   $2,815,509          31.1%
 2007              2       16,103        4.6        453,472        5.0       156,353         44.9%   $3,268,980          36.1%
 2008              6       13,162        3.8        370,911        4.1       169,515         48.6%   $3,639,892          40.2%
 2009              3        9,940        2.9        255,796        2.8       179,455         51.5%   $3,895,687          43.0%
 2010              6       67,351       19.3      1,875,058       20.7       246,806         70.8%   $5,770,746          63.7%
 2011              5       22,916        6.6      1,421,969       15.7       269,722         77.4%   $7,192,714          79.4%
 2012              6       60,921       17.5      1,438,645       15.9       330,643         94.9%   $8,631,359          95.3%
 2013              0            0        0.0              0        0.0       330,643         94.9%   $8,631,359          95.3%
 2014              0            0        0.0              0        0.0       330,643         94.9%   $8,631,359          95.3%
 2015              2       14,150        4.1        341,316        3.8       344,793         98.9%   $8,972,675          99.1%
 AFTER             1        3,708        1.1         82,610        0.7       348,501       100.00%   $9,055,285         100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL            47      348,501      100.0%    $9,055,285      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    73 of 86

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                               1979 MARCUS AVENUE
--------------------------------------------------------------------------------

             [MAP INDICATING LOCATION OF 1979 MARCUS AVENUE OMITTED]

                                    74 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    75 of 86

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STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                           SWAN LAKE MOBILE HOME PARK
--------------------------------------------------------------------------------

                [2 PHOTOS OF SWAN LAKE MOBILE HOME PARK OMITTED]

       [2 MAPS INDICATING LOCATION OF SWAN LAKE MOBILE HOME PARK OMITTED]

                                    76 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                           SWAN LAKE MOBILE HOME PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $42,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $42,000,000

% OF POOL BY IPB:                      1.5%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              Hamner Park Associates, a
                                       California Limited Partnership

SPONSORS:                              Jeffrey A. Kaplan, Thomas T. Tatum

ORIGINATION DATE:                      09/28/05

INTEREST RATE:                         5.2900%

INTEREST ONLY PERIOD:                  36 months

MATURITY DATE:                         10/01/15

AMORTIZATION TYPE:                     IO-Balloon

ORIGINAL AMORTIZATION:                 360 months

REMAINING AMORTIZATION:                360 months

CALL PROTECTION:                       L(24),Def(91),O(4)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              No

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                          INITIAL            MONTHLY
                                         ---------------------------------------
TAXES:                                       $134,145            $22,357
INSURANCE(1):                                      $0                 $0
CAP EX:                                            $0             $2,206
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Manufactured Housing

UNITS                                  717

LOCATION:                              Mira Loma, CA

YEAR BUILT/RENOVATED:                  1963

OCCUPANCY:                             93.3%

OCCUPANCY DATE:                        05/31/05

HISTORICAL NOI:

 2003:                                 $3,003,355

 2004:                                 $3,373,689

  TTM AS OF 08/31/05:                  $3,440,083

UW REVENUES:                           $6,031,584

UW EXPENSES:                           $2,654,361

UW NOI:                                $3,377,224

UW NET CASH FLOW:                      $3,341,324

APPRAISED VALUE:                       $52,600,000

APPRAISAL DATE:                        08/30/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $58,577
CUT-OFF DATE LTV:                      79.8%
MATURITY DATE LTV:                     71.1%
UW DSCR:                               1.20x
--------------------------------------------------------------------------------

1    Monthly escrows for insurance have been waived because the property is subject to a blanket insurance policy.

                                    77 of 86

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                           SOUTHPORT SHOPPING CENTER
--------------------------------------------------------------------------------

                 [2 PHOTOS OF SOUTHPORT SHOPPING CENTER OMITTED]

         [MAP INDICATING LOCATION OF SOUTHPORT SHOPPING CENTER OMITTED]

                                    78 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                            SOUTHPORT SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $34,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $34,000,000

% OF POOL BY IPB:                      1.2%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              Southport Plaza Shopping Center
                                       Limited Partnership

SPONSOR:                               Frank E. Raymond, Sr.

ORIGINATION DATE:                      10/05/05

INTEREST RATE:                         5.4280%

INTEREST ONLY PERIOD:                  60 months

MATURITY DATE:                         11/01/17

AMORTIZATION TYPE:                     IO-Balloon

ORIGINAL AMORTIZATION:                 360 months

REMAINING AMORTIZATION:                360 months

CALL PROTECTION:                       L(24),Def(113),O(7)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              Cash Management Agreement

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                          INITIAL         MONTHLY
                                       ----------------------------------------
TAXES:                                         $0              $0
INSURANCE:                                     $0              $0
CAP EX:                                        $0              $0
TI/LC:(1)                                      $0              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Retail -- Anchored

SQUARE FOOTAGE:                        358,143

LOCATION:                              Kenosha, WI

YEAR BUILT/RENOVATED:                  1994 / 1999

OCCUPANCY:                             99.0%

OCCUPANCY DATE:                        09/26/05

NUMBER OF TENANTS:                     47

HISTORICAL NOI:

 2003:                                 $2,975,930

 2004:                                 $2,964,938

  TTM AS OF 07/31/05:                  $3,352,339

UW REVENUES:                           $4,682,950

UW EXPENSES:                           $1,685,458

UW NOI:                                $2,997,492

UW NET CASH FLOW:                      $2,775,560

APPRAISED VALUE:                       $45,200,000

APPRAISAL DATE:                        08/28/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $95
CUT-OFF DATE LTV:                      75.2%
MATURITY DATE LTV:                     67.2%
UW DSCR:                               1.21x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                               SIGNIFICANT TENANTS

                                                                                       BASE
                                                                          SQUARE       RENT            LEASE
      TENANT            PARENT COMPANY          MOODY'S/S&P/FITCH(2)       FEET          PSF       EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------

 KOHL'S         Kohl's Corp.                          A3/A-/A          80,684        $  6.60           2015
 JEWEL OSCO     Albertson's Inc.                   Baa3/BBB-/BBB       74,843        $  9.20           2016
 OFFICE MAX     Office Max Inc.                      Ba1/B+/NR         23,370        $  9.50           2011
 PETCO          Petco Animal Supplies Inc.           Ba2/BB/NR         17,600        $ 11.00           2011
-----------------------------------------------------------------------------------------------------------------

1    Twelve months prior to the lease expiration for each of the Kohl's lease and the Jewel Osco lease, all excess cash flow will be swept into a TI/LC escrow account until the applicable tenant renews its lease for a minimum of five years or, a cap of $1.0 million is achieved in the TI/LC escrow account, which equals approximately 10 months of rent for these two tenants.

2    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    79 of 86

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                      DR. PEPPER/7-UP BOTTLING GROUP, INC.
--------------------------------------------------------------------------------

           [3 PHOTOS OF DR. PEPPER/7-UP BOTTLING GROUP, INC. OMITTED]

  [3 MAPS INDICATING LOCATION OF DR. PEPPER/7-UP BOTTLING GROUP, INC. OMITTED]

                                    80 of 86

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                      DR. PEPPER/7-UP BOTTLING GROUP, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $33,950,000

CUT-OFF DATE PRINCIPAL BALANCE:        $33,950,000

% OF POOL BY IPB:                      1.2%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              DP WPC (TX) LLC

SPONSOR:                               W.P. Carey & Company

ORIGINATION DATE:                      10/12/05

INTEREST RATE:                         5.1300%

INTEREST ONLY PERIOD:                  N/A

MATURITY DATE:                         11/01/15

AMORTIZATION TYPE:                     Balloon

ORIGINAL AMORTIZATION:                 300 months

REMAINING AMORTIZATION:                300 months

CALL PROTECTION:                       L(24),Def(92),O(4)

CROSS COLLATERALIZATION:               Yes

LOCK BOX:                              Cash Management Agreement

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                          INITIAL           MONTHLY
                                       -----------------------------------------
TAXES:                                             $0            $0
INSURANCE:                                         $0            $0
TI/LC(2):                                          $0            $0
OTHER(3):                                  $2,412,579            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Portfolio

TITLE:                                 Fee

PROPERTY TYPE:                         Industrial -- Warehouse/Distribution

SQUARE FOOTAGE:                        721,947

LOCATION:                              Various, TX

YEAR BUILT/RENOVATED:                  Various

OCCUPANCY:                             100.0%

OCCUPANCY DATE:                        06/30/05

NUMBER OF TENANTS:                     1

HISTORICAL NOI(1):

  2004:                                $4,529,828

UW REVENUES:                           $4,368,899

UW EXPENSES:                           $131,067

UW NOI:                                $4,237,832

UW NET CASH FLOW:                      $4,136,191

APPRAISED VALUE:                       $61,400,000

APPRAISAL DATE:                        Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                $47
CUT-OFF DATE LTV:                    55.3%
MATURITY DATE LTV:                   41.5%
UW DSCR:                             1.71x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO SUMMARY

                                                                                                           LEASE
                                (LOCATION)                            SQUARE      % OF     BASE RENT   EXPIRATION      ALLOCATED
          PROPERTY NAME        CITY, STATE    YEAR BUILT/RENOVATED     FEET       GLA         PSF         YEAR       LOAN AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

 DR. PEPPER/7-UP BOTTLING
  GROUP -- HOUSTON, TX        Houston, TX               1979/1992   262,450       36.4%  $ 6.79          2014       $12,731,250
 DR. PEPPER/7-UP BOTTLING
  GROUP, INC. -- IRVING, TX   Irving, TX                1978/2005   459,497       63.6   $ 5.98          2014        21,218,750
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                              721,947      100.0%                             $33,950,000
---------------------------------------------------------------------------------------------------------------------------------

1 Historical NOI is calculated based on base rent per square foot multiplied by occupied square footage on the tenant's triple-net lease.

2 In the event that the tenant files for bankruptcy, insolvency, reorganization, relief of debtors or ceases business operations, all excess cash flows from the property will be swept into a TI/LC reserve, subject to a cap of $4.913 million.

3 At origination, borrower deposited in escrow with the lender the cash sum of
  $2,412,579. At any time during the term of the loan, the borrower has the right to replace the escrowed funds with a letter of credit in an amount equal to the escrowed amount. The lender is permitted to draw the entire amount of the letter of credit subject to certain conditions, including (i)
  the occurrence of an event of default, (ii) receipt by the lender of a notice of non-extension less than 30 days prior to the termination date, or
  (iii) a downgrade in the credit rating of the issuer of the letter of credit
  (as rated by Standard and Poor's) to below "A".

                                    81 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                            PARK JEFFERSON APARTMENTS
--------------------------------------------------------------------------------

                  [PHOTO OF PARK JEFFERSON APARTMENTS OMITTED]

         [MAP INDICATING LOCATION OF PARK JEFFERSON APARTMENTS OMITTED]

                                    82 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                           PARK JEFFERSON APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $33,200,000

CUT-OFF DATE PRINCIPAL BALANCE:        $33,200,000

% OF POOL BY IPB:                      1.2%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              Park Jefferson Realty, LLC

SPONSORS:                              Raed I. Qadorh-Zidan,
                                       Hani I. Qaddoura-Zidan

ORIGINATION DATE:                      10/25/05

INTEREST RATE:                         5.9650%

INTEREST ONLY PERIOD:                  N/A

MATURITY DATE:                         11/01/15

AMORTIZATION TYPE:                     Balloon

ORIGINAL AMORTIZATION:                 360 months

REMAINING AMORTIZATION:                360 months

CALL PROTECTION:                       L(24),Def(92),O(4)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              Cash Management Agreement

ADDITIONAL DEBT:                       $2,000,000

ADDITIONAL DEBT TYPE:                  Mezzanine Loan1

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                         INITIAL           MONTHLY
                                       -----------------------------------------
TAXES:                                     $127,508          $63,754
INSURANCE:                                  $42,820          $14,273
CAP EX:                                          $0          $14,569
REQUIRED REPAIRS:                           $53,265               $0
OTHER(2):                                   $58,000               $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee

PROPERTY TYPE:                         Multifamily -- Garden

UNITS:                                 758

LOCATION:                              South Bend, IN

YEAR BUILT/RENOVATED:                  1970/2005

OCCUPANCY:                             89.2%

OCCUPANCY DATE:                        09/20/05

HISTORICAL NOI:

  2003:                                $1,818,499

  2004:                                N/A

  TTM AS OF 09/30/05:                  $3,066,801

UW REVENUES:                           $5,222,946

UW EXPENSES:                           $2,196,693

UW NOI:                                $3,026,253

UW NET CASH FLOW:                      $2,851,421

APPRAISED VALUE:                       $42,900,000

APPRAISAL DATE:                        08/10/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $43,799
CUT-OFF DATE LTV:                      77.4%
MATURITY DATE LTV:                     65.6%
UW DSCR:                               1.20x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            MULTIFAMILY INFORMATION

                                       AVERAGE UNIT      APPROXIMATE NET                         AVERAGE MONTHLY
       UNIT MIX      NO. OF UNITS      SQUARE FEET         RENTABLE SF        % OF TOTAL SF      IN-PLACE RENTS
-----------------------------------------------------------------------------------------------------------------

 ONE-BEDROOM             271                679              183,491               28.4%             $538
 TWO-BEDROOM             483                953              460,005               71.1              $681
 THREE-BEDROOM             4              1,200                3,600                0.5              $745
-----------------------------------------------------------------------------------------------------------------
 TOTAL                   758                                 647,096              100.0%
-----------------------------------------------------------------------------------------------------------------

1    Additional debt exists in the amount of $2,000,000 in the form of mezzanine financing. The additional debt was obtained in connection with the acquisition of the property in 2004. No future additional debt is permitted.

2    At origination, the borrower deposited with the lender an other escrow in the amount of $58,000. The escrowed funds are required to be released to the borrower upon the completion of a satisfactory radon inspection showing no evidence of the presence of radon conditions requiring corrective measures, or when corrective measures are completed to the satisfaction of lender.

                                    83 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                            THE LAKES AT WEST COVINA
--------------------------------------------------------------------------------

                   [PHOTO OF THE LAKES AT WEST COVINA OMITTED]

        [2 MAPS INDICATING LOCATION OF THE LAKES AT WEST COVINA OMITTED]

                                    84 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

--------------------------------------------------------------------------------
                            THE LAKES AT WEST COVINA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:            $32,000,000

CUT-OFF DATE PRINCIPAL BALANCE:        $32,000,000

% OF POOL BY IPB:                      1.1%

LOAN SELLER:                           JPMorgan Chase Bank, N.A.

BORROWER:                              WCLA, LLC

SPONSOR:                               James R. Wadsworth

ORIGINATION DATE:                      10/07/05

INTEREST RATE:                         5.1300%

INTEREST ONLY PERIOD:                  60 months

MATURITY DATE:                         11/01/15

AMORTIZATION TYPE:                     IO-Balloon

ORIGINAL AMORTIZATION:                 360 months

REMAINING AMORTIZATION:                360 months

CALL PROTECTION:                       L(24),Def(92),O(4)

CROSS COLLATERALIZATION:               No

LOCK BOX:                              No

ADDITIONAL DEBT:                       No

ADDITIONAL DEBT TYPE:                  N/A

LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                       INITIAL              MONTHLY
                                       -----------------------------------------
TAXES:                                   $167,070             $23,867
INSURANCE:                                     $0                  $0
CAP EX:                                        $0                  $0
TI/LC(1):                                      $0             $14,473
REQUIRED REPAIRS:                              $0                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

TITLE:                                 Fee and Leasehold

PROPERTY TYPE:                         Office -- Suburban

SQUARE FOOTAGE:                        173,673

LOCATION:                              West Covina, CA

YEAR BUILT/RENOVATED:                  1989 / 2004

OCCUPANCY:                             100.0%

OCCUPANCY DATE:                        08/15/05

NUMBER OF TENANTS:                     45

HISTORICAL NOI:

  2003:                                $2,515,345

  2004:                                $2,725,009

  TTM AS OF 07/31/05:                  $2,928,236

UW REVENUES:                           $4,544,966

UW EXPENSES:                           $1,756,768

UW NOI:                                $2,788,198

UW NET CASH FLOW:                      $2,579,791

APPRAISED VALUE:                       $41,000,000

APPRAISAL DATE:                        08/20/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                  $184
CUT-OFF DATE LTV:                      78.0%
MATURITY DATE LTV:                     72.1%
UW DSCR:                               1.23x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS

                                                                                                                     LEASE
                                                                  MOODY'S/S&P    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANTS                                   PARENT COMPANY           FITCH(2)      FEET       GLA         PSF         YEAR
-----------------------------------------------------------------------------------------------------------------------------

 WELLS FARGO                     Wells Fargo & Co.                Aa1/AA--/AA   30,623       17.6%      $ 2.20       2007
 GENERAL SERVICES ADMIN. (FBI)   The United States of America     Aaa/AAA/AAA   16,046        9.2%      $ 2.00       2008
 ORTHOPEDIC MEDICAL GROUP AND    Orthopedic Medical Group
  ATHLETIC REHABILITATION         and Athletic Rehabilitation
  CENTER, INC.                    Center, Inc.                                   9,991        5.8%      $ 2.39       2012
 DYNAMIC INVESTMENTS             Dynamic Investments                             8,539        4.9%      $ 2.10       2008
 CROWELL, WEEDON & CO.           Crowell, Weedon & Co.                           7,336        4.2%      $ 2.27       2015
-----------------------------------------------------------------------------------------------------------------------------

1    The borrower is required to make a monthly deposit into the TI/LC escrow in the amount of $14,473. The TI/LC escrow is capped at 2 years of collections and is required to be replenished if drawn upon.

2    Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    85 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC13

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    86 of 86

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.